AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 6, 2004

                                                               File No. 33-70958
                                                               File No. 811-8104
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 [X]
                         POST-EFFECTIVE AMENDMENT NO. 21

                                       and

                          REGISTRATION STATEMENT UNDER
                       INVESTMENT COMPANY ACT OF 1940 [X]
                                AMENDMENT NO. 22

                               CONSTELLATION FUNDS

               (Exact Name of Registrant as Specified in Charter)

                         1205 Westlakes Drive, Suite 280
                         Berwyn, Pennsylvania 19312-2414

               (Address of Principal Executive Offices, Zip Code)

                           JOHN H. GRADY, JR., ESQUIRE
                 CONSTELLATION INVESTMENT MANAGEMENT COMPANY LP
                         1205 WESTLAKES DRIVE, SUITE 280
                         BERWYN, PENNSYLVANIA 19312-2414

                                   Copies to:

                            MONICA L. PARRY, ESQUIRE
                           MORGAN, LEWIS & BOCKIUS LLP
                          1111 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20004

       Title of Securities Being Registered...Units of Beneficial Interest
--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box):
   [X]   immediately upon filing pursuant to paragraph (b)
   [ ]   on January 31, 2004, pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)
         on [date], pursuant to paragraph (a) of Rule 485
    -    75 days after filing pursuant to paragraph (a)(2)
================================================================================

CONSTELLATION FUNDS
(FORMERLY ALPHA SELECT FUNDS)
PROSPECTUS

AUGUST 1, 2004

--------------------------------------------------------------------------------

Constellation Pitcairn Diversified Value Fund

Constellation Pitcairn Select Value Fund

Constellation Pitcairn Diversified Growth Fund

Constellation Pitcairn Small Cap Fund

Constellation Pitcairn Family Heritage(R) Fund

Constellation Pitcairn Taxable Bond Fund

Constellation Pitcairn Tax-Exempt Bond Fund

Constellation International Equity Fund

Constellation Sands Capital Select Growth Fund

Constellation Clover Income Plus Fund

INVESTMENT ADVISER:
Constellation Investment Management Company, LP

INVESTMENT SUB-ADVISERS:
Pitcairn Investment Management
Sands Capital Management, Inc. (Select Growth Fund only)
Oechsle International Advisors, LLC (International Equity Fund only)
The Boston Company Asset Management, LLC (International Equity Fund only) Brandywine Asset Management,LLC (International Equity Fund only)
Clover Capital Management, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

         ABOUT THIS PROSPECTUS

Constellation Funds is a mutual fund family that offers separate investment portfolios (Funds). The Funds have individual investment objectives and strategies. This prospectus gives you important information about the Funds listed below that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each Fund. For more detailed information about the Funds, please see:

XX  Constellation Pitcairn Diversified Value Fund

XX  Constellation Pitcairn Select Value Fund

XX  Constellation Pitcairn Diversified Growth Fund

XX  Constellation Pitcairn Small Cap Fund

XX  Constellation Pitcairn Family Heritage(R) Fund

XX  Constellation Pitcairn Taxable Bond Fund

XX  Constellation Pitcairn Tax-Exempt Bond Fund

XX  Constellation International Equity Fund

XX  Constellation Sands Select Growth Fund

XX  Constellation Clover Income Plus Fund

XX  Investments and Portfolio Management

XX  Purchasing, Selling and Exchanging Constellation Funds

XX  Dividends, Distributions and Taxes

XX  Financial Highlights

         To obtain more information about Constellation Funds, please refer to the back cover of the Prospectus.

INTRODUCTION

Each Fund is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Each Fund has its own investment objective and strategies for reaching that objective. The investment adviser (the "Adviser") and each sub-adviser (a "sub-adviser") invest each Fund's assets in a way that they believe will help the Fund achieve its objective.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and sub-adviser's judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a sub-adviser does, you could lose money on your investment in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Some Funds are more exposed to a single segment or sector of the economy than others and the amount of exposure that a given Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND

FUND SUMMARY

TICKER SYMBOL-- [ ]

CUSIP-- [ ]

FUND NUMBER-- [ ]

INVESTMENT OBJECTIVE -- Long-term capital appreciation

INVESTMENT FOCUS -- Common stocks

SHARE PRICE VOLATILITY -- Medium

PRINCIPAL INVESTMENT STRATEGY -- Investing in common stocks of U.S. companies thought to be priced below their true worth

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of equity investing

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Diversified Value Fund invests in common stocks. Under normal market conditions, the Fund invests at least 80% of its assets in stocks of U.S. companies thought to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a stock market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of companies. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. The Fund does not consider earning dividend income part of its investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of a company's securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in stocks of companies that have market capitalizations in excess of $1.5 billion, may underperform other market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is subject to the risk that its primary market segment, investments in stocks issued by companies that have market capitalization in excess of $1.5 billion, may underperform other market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year since the Fund's inception.1

2001           -4.91%
2002          -13.28%
2003           29.04%

1 The performance information shown is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Value Fund was reorganized with and into the Constellation Pitcairn Diversified Value Fund.

BEST QUARTER      WORST QUARTER
17.45%            -17.57%
(06/30/03)        (09/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2003, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                       SINCE
                                                                                     INCEPTION
                                                      1 YEAR   5 YEARS   10 YEARS   (08/04/00)
                                                      ------   -------   --------   ----------
Constellation Pitcairn Diversified Value Fund
  Before taxes on distributions                        29.04%    N/A        N/A           3.45%
  After taxes on distributions                         28.79%    N/A        N/A           3.09%
  After taxes on distributions
   and sale of shares                                  19.15%    N/A        N/A           2.74%
Russell 1000 Value Index(1)                            30.03%    N/A        N/A           2.45%(2)

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The calculation date for the index is August 31, 2000.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------
                                                    CLASS II SHARES
                                                    ---------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                 None(1)

Annual Fund Operating Expenses (expenses deducted from Fund assets)

                                                    CLASS II SHARES
                                                    ---------------
Investment Advisory Fees                                 0.70%(2)
Distribution (12b-1) Fees                                None
Other Expenses                                           0.44%(3)
                                                    ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.14%
     Less Fee Waivers and Expense Reimbursements        (0.04)%(4)
                                                    ---------------
NET TOTAL OPERATING EXPENSES                              1.10%

(1) A $10 fee may be imposed for wire transfers of redemption proceeds.
(2) Beginning August 1 ,2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based on amounts incurred during the predecessor Fund's most recent fiscal year.
(4) CIMCO has contractually agreed to waive fees and to reimburse expenses, in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                      1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                      ------   -------   --------   ----------
CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND -
 CLASS II SHARES                                      $  112   $   354   $    620   $    1,379

CONSTELLATION PITCAIRN SELECT VALUE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

TICKER SYMBOL-- [ ]

CUSIP-- [ ]

FUND NUMBER-- [ ]

INVESTMENT OBJECTIVE -- Long-term capital appreciation

INVESTMENT FOCUS -- Common stocks

SHARE PRICE VOLATILITY -- Medium

PRINCIPAL INVESTMENT STRATEGY-- Investing in common stocks of U.S. companies thought to be priced below their true worth

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of equity investing

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Select Value Fund invests in common stocks. Under normal market conditions, the Fund invests at least 80% of its assets in stocks of U.S. companies thought to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in companies that have a stock market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective. The Fund will typically own a smaller number of stocks than other, more diversified funds.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), focuses on specific security selection within a disciplined risk managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of companies. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. The Fund does not consider dividend income part of its investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of a company's securities issued by such companies may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in stocks of companies that have market capitalizations in excess of $1.5 billion, may underperform other market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year since the Fund's inception.1

2001           -2.19%
2002          -22.18%
2003           30.23%

1 The performance information shown is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Select Value Fund was reorganized with and into the Constellation Pitcairn Select Value Fund.

BEST QUARTER      WORST QUARTER
17.46%            -21.21%
(06/30/03)        (09/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2003, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                           SINCE
                                                                         INCEPTION
                                           1 YEAR   5 YEARS   10 YEARS   (08/11/00)
                                           ------   -------   --------   ----------
Constellation Pitcairn Select Value Fund
  Before taxes on distributions             30.23%    N/A       N/A            2.97%
  After taxes on distributions              30.03%    N/A       N/A            2.67%
  After taxes on distributions
   and sale of shares                       19.85%    N/A       N/A            2.36%
Russell 1000 Value Index(1)                 30.03%    N/A       N/A            2.45%(2)

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The calculation date for the index is August 31, 2000.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS II SHARES
                                                    ---------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                  None(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    CLASS II SHARES
                                                    ---------------
Investment Advisory Fees                                  0.70%(2)
Distribution (12b-1) Fees                                  None
Other Expenses                                            0.53%(3)
                                                    ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.23%
    Less Fee Waivers and Expense Reimbursements          (0.08)%(4)
                                                    ---------------
NET TOTAL OPERATING EXPENSES                              1.15%

(1) A $10 fee may be imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based on amounts incurred during the predecessor Fund's most recent fiscal year.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.45% through July 31, 2007.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                   1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                   ------    -------   -------   --------
CONSTELLATION PITCAIRN SELECT VALUE FUND -
CLASS II SHARES                                    $   117   $   374   $   660   $  1,474

CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

Ticker Symbol-- [ ]

CUSIP-- [ ]

FUND NUMBER-- [ ]

INVESTMENT OBJECTIVE -- Long-term capital appreciation

INVESTMENT FOCUS -- Common stocks

SHARE PRICE VOLATILITY -- Medium

PRINCIPAL INVESTMENT STRATEGY-- Investing in common stocks of U.S. companies from the growth portion of the U.S. stock market.

INVESTOR PROFILE-- Investors seeking long-term total return who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Diversified Growth Fund invests in common stocks. Under normal market conditions, the Fund invests at least 80% of its assets in stocks issued by companies that have above average earnings or revenue growth potential. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a stock market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of companies. The prices of so-called growth stocks, in Pitcairn's judgment, should increase over time if earnings and/or revenue growth targets are met or exceeded. Pitcairn generally considers selling a security when it reaches a target price, when earnings or revenue growth targets are not met, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in stocks of growth companies that have market capitalization in excess of $1.5 billion, may underperform other market segments or the equity markets as a whole. A further risk of growth stock investing is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year since the Fund's inception.1

2001          -17.70%
2002          -31.30%
2003           26.93%

1 The performance information shown is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Growth Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Growth Fund was reorganized with and into the Constellation Pitcairn Diversified Growth Fund.

BEST QUARTER      WORST QUARTER
15.58%            -19.30%
(12/31/01)        (06/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2003, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                   SINCE
                                                                                 INCEPTION
                                                  1 YEAR    5 YEARS   10 YEARS   (08/04/00)
                                                  ------    -------   --------   ----------
Constellation Pitcairn Diversified Growth Fund
  Before taxes on distributions                    26.93%    N/A        N/A          -16.40%
  After taxes on distributions                     26.92%    N/A        N/A          -16.40%
  After taxes on distributions
   and sale of shares                              17.52%    N/A        N/A          -13.44%
Russell 1000 Growth Index(1)                       29.75%    N/A        N/A          -17.33%(2)

(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2) The calculation date for the index is August 31, 2000.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS II SHARES
                                                    ---------------
Redemption Fee (as a percentage of amount
 redeemed, if applicable)                                 None(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    CLASS II SHARES
                                                    ----------------
Investment Advisory Fees                                  0.70%(2)
Distribution (12b-1) Fees                                 None
Other Expenses                                            0.46%(3)
                                                    ----------------
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.16%
    Less Fee Waivers and Expense Reimbursements          (0.06)%(4)
                                                    ----------------
NET TOTAL OPERATING EXPENSES                              1.10%

(1) A $10 fee may be imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based on amounts incurred during the predecessor Fund's most recent fiscal year.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                      1 YEAR   3 YEARS   5 YEARS     10 YEARS
                                                      ------   -------   --------   ----------
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND -
CLASS II SHARES                                       $  112   $   356   $    626   $    1,398

CONSTELLATION PITCAIRN SMALL CAP FUND
--------------------------------------------------------------------------------

FUND SUMMARY

TICKER SYMBOL-- [ ]

CUSIP-- [ ]

FUND NUMBER-- [ ]

INVESTMENT OBJECTIVE -- Long-term capital appreciation

INVESTMENT FOCUS -- Small cap common stocks

SHARE PRICE VOLATILITY -- Medium

PRINCIPAL INVESTMENT STRATEGY -- Investing in common stocks of small capitalization U.S. companies reflecting a blend of growth and value stocks

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of small cap equity investing
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Small Cap Fund invests in common stocks. Under normal market conditions, the Fund invests at least 80% of its assets in securities of small capitalization companies. For purposes of the Fund, small capitalization companies are those that have market capitalizations between $100 million and $1.5 billion. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and typically owns both "growth" and "value" stocks.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), adheres to an investment philosophy which focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies within those characteristics. Pitcairn seeks growth stocks with above average potential for growth in revenue and earnings. Pitcairn seeks value stocks with attractive valuations within their industries and market sectors, as measured by such traditional investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

There is a higher risk that the Fund will lose money because it invests primarily in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small capitalization stocks tend to be more volatile than those of other stocks. In addition, it may be harder for the Fund to sell these stocks, which can reduce their selling prices.

Separately, the Fund is subject to the risk that its market segment, small capitalization stocks, may underperform other market segments or the equity markets as a whole. Moreover, the Fund's investment strategy may lead it to invest more of its assets in certain sectors, such as technology, health care, business services and communications. Negative market sentiment towards, or events affecting issuers in, these sectors may adversely affect the Fund's performance if it invests in these sectors.

The Fund may buy and sell securities frequently. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by the Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year since the Fund's inception.1

2001            7.62%
2002          -17.48%
2003           49.85%

1 The performance information shown is based on a calendar year. From the Fund's inception on August 25, 2000 until August 1, 2004, the Fund operated as the Pitcairn Small Cap Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Small Cap Fund was reorganized with and into the Constellation Pitcairn Small Cap Fund.

BEST QUARTER      WORST QUARTER
21.79%            -17.06%
(06/30/03)        (09/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2003, to that of the Russell 2000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                          SINCE
                                                                         INCEPTION
                                          1 YEAR    5 YEARS   10 YEARS   (08/25/00)
                                          ------    -------   --------   ----------
Constellation Pitcairn Small Cap Fund
  Before taxes on distributions             49.85%    N/A       N/A           12.70%
  After taxes on distributions              49.85%    N/A       N/A           12.48%
  After taxes on distributions
   and sale of shares                       32.40%    N/A       N/A           10.85%
Russell 2000 Index(1)                       47.25%    N/A       N/A            2.46%(2)

(1) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2) The calculation date for the index is August 31, 2000.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS II SHARES
Redemption Fee (as a percentage of amount           ---------------
redeemed, if applicable)                                  None(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    CLASS II SHARES
                                                    ---------------
Investment Advisory Fees                                  0.70%(2)
Distribution (12b-1) Fees                                 None
Other Expenses                                            0.47%(3)
                                                    ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.17%
    Less Fee Waivers and Expense Reimbursements          (0.06)%(4)
                                                    ---------------
NET TOTAL OPERATING EXPENSES                              1.11%

(1) A $10 fee may be imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 2000 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based on amounts incurred during the predecessor Fund's most recent fiscal year.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Other Information - Contractual Fee Waiver Agreement" for additional information.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                          ------    -------   -------   --------
CONSTELLATION SMALL CAP FUND -
CLASS II SHARES                           $   112   $   357   $   630   $  1,408

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND
--------------------------------------------------------------------------------

FUND SUMMARY

TICKER SYMBOL -- [ ]

CUSIP -- [ ]

FUND NUMBER -- [ ]

INVESTMENT OBJECTIVE -- Long-term capital appreciation

INVESTMENT FOCUS -- U.S.common stocks

SHARE PRICE VOLATILITY -- Medium

PRINCIPAL INVESTMENT STRATEGY -- Investing in common stocks of U.S. companies with continuing family or founder ownership

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Family Heritage(R) Fund invests in common stocks of U.S. companies with significant ownership by the founding family or a related foundation. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies where at least 10% of the outstanding shares are owned or held by a founding family or foundation. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund will typically own a smaller number of stocks than other, more diversified funds, and may invest in companies of any size in order to achieve its investment objective.

The sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes that family-controlled companies tend to seek high after-tax returns on investment and manage their businesses with a view toward long-term planning. Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies. The Fund produces less current income than the U.S. market as a whole, in part because its portfolio companies tend to reinvest earnings in the business. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, when it no longer meets Pitcairn's family ownership criteria, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that family-controlled equity securities may underperform the equity markets as a whole.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year for the past ten years.1

1994          -4.72%
1995          14.83%
1996          19.78%
1997          38.25%
1998          23.67%
1999          32.34%
2000          -9.04%
2001         -10.32%
2002         -17.25%
2003          28.44%

1 The performance information shown is based on a calendar year. From the Fund's inception on October 31, 1989 until August 4, 2000, the Fund operated as a common trust fund and was advised by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Family Heritage(R) Fund, which was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Family Heritage(R) Fund was reorganized with and into the Constellation Pitcairn Family Heritage(R) Fund.

BEST QUARTER               WORST QUARTER
26.95%                     -15.25%
(12/31/99)                 (09/30/01)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2003, to that of the Wilshire 500 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                 1 YEAR   5 YEARS   10 YEARS(1)
                                                 ------   -------   -----------
Constellation Pitcairn Family Heritage(R) Fund
  Before taxes on distributions                   28.44%     2.79%         9.90%
  After taxes on distributions                    28.43%      N/A           N/A
  After taxes on distributions
   and sale of shares                             18.50%      N/A           N/A
Wilshire 5000 Index(2)                            31.64%     0.42%        10.59%

1 Five- and Ten-Year returns before taxes include performance of the Pitcairn Family Heritage(R) Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

2 The Wilshire 5000 Index is a widely-recognized unmanaged index of large, mid and small capitalization stocks. It represents the broadest index for the U.S. equity market, measuring the performance of all U.S. headquartered equity securities with readily available price data.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            CLASS II SHARES
                                                            ---------------
Redemption Fee (as a percentage of amount
 redeemed, if applicable)                                       None(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            CLASS II SHARES
                                                            ---------------
Investment Advisory Fees                                        0.90%(2)
Distribution (12b-1) Fees                                        None
Other Expenses                                                 0.48%(3)
                                                            ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.38%
  Less Fee Waivers and Expense Reimbursements                  (0.08)%(4)
                                                            ---------------
NET TOTAL OPERATING EXPENSES                                     1.30%

1 A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Wilshire 5000 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

3 A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based on amounts incurred during the predecessor Fund's most recent fiscal year.

4 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
CONSTELLATION FAMILY HERITAGE(R)
 FUND - CLASS II SHARES                   $  132   $   421   $   740   $  1,643

CONSTELLATION PITCAIRN TAXABLE BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

TICKER SYMBOL -- [ ]

CUSIP -- [ ]

FUND NUMBER -- [ ]

INVESTMENT OBJECTIVE -- Income and capital appreciation consistent with prudent investment risk and liquidity

INVESTMENT FOCUS -- Fixed income securities

SHARE PRICE VOLATILITY -- Low

PRINCIPAL INVESTMENT STRATEGY -- Investing primarily in investment grade fixed income securities

INVESTOR PROFILE -- [ ]
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Taxable Bond Fund invests in investment grade fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), U.S. and foreign corporations. Under normal market conditions, the Fund invests at least 80% of the value of its assets in fixed income securities of all types. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund maintains an average maturity that is generally similar to that of the broad-based securities index selected as the Fund's benchmark; however, there is no limit on the maximum maturity for a particular investment. The Fund will typically invest its assets in the securities of a smaller number of issuers than other, more diversified funds.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), selects securities for the Fund in order to provide relatively stable current income, a competitive current yield and reasonable principal volatility. The fixed income securities the Fund owns may also have the potential for moderate price appreciation. U.S. Government Securities in which the Fund may invest include U.S. Treasury bills, notes and bonds, and mortgage-backed securities issued by agencies such as the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA). Investment grade fixed income securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or which Pitcairn determines to be of equivalent quality. The Fund may invest up to 65% of its total assets in a combination of U.S. dollar denominated bonds of foreign corporations, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, , floating or variable rate corporate debt instruments, convertible bonds (and the corresponding stock, if converted) and preferred stock. The Fund will not invest more than 20% of its assets in fixed income securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security. Pitcairn considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates.

PRINCIPAL RISKS

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. In addition, lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money. The Fund is subject to the risk that it may underperform the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. The U.S. Treasury guarantees securities issued by some U.S. government agencies, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as FNMA and GNMA are supported only by the credit of the agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase, and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may invest in foreign securities, which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio.

The Fund's investment approach, with its emphasis on fixed income securities of varying maturity, may experience greater price volatility than funds that invest in similar quality securities with shorter maturities or effective duration. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year for the past ten years.1

1994          -4.51%
1995          19.04%
1996           2.06%
1997           9.49%
1998           8.90%
1999          -2.98%
2000          12.53%
2001           8.02%
2002           7.51%
2003           5.45%

1 The performance information shown is based on a calendar year. From the Fund's inception on December 31, 1988 until August 4, 2000, the Fund operated as a collective trust fund and was advised by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Taxable Bond Fund, which was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Taxable Bond Fund was reorganized with and into the Constellation Pitcairn Taxable Bond Fund.

BEST QUARTER               WORST QUARTER
6.12%                      -3.83%
(06/30/95)                 (03/31/94)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2003, to that of the Lehman U.S. Government Credit Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                             1 YEAR   5 YEARS   10 YEARS(1)
                                             ------   -------   -----------
Constellation Pitcairn Taxable Bond Fund
  Before taxes on distributions                5.45%     5.98%         6.34%
  After taxes on distributions                 3.75%      N/A           N/A
  After taxes on distributions
   and sale of shares                          3.52%      N/A           N/A
                                             ------   -------   -----------
Lehman U.S. Government Credit Index2           4.68%     6.65%         6.98%

1 Five- and Ten-Year returns before taxes include performance of the Taxable Bond Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

2 The Lehman U.S. Government Credit Index is a widely-recognized unmanaged index of government and corporate fixed income securities. .

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            CLASS II SHARES
                                                            ---------------
Redemption Fee (as a percentage of amount redeemed,
 if applicable)                                                 None(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            CLASS II SHARES
                                                            ---------------
Investment Advisory Fees                                       0.40%(2)
Distribution (12b-1) Fees                                        None
Other Expenses                                                 0.57%(3)
                                                            ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                            0.97%

  Less Fee Waivers and Expense Reimbursements                 (0.07)%(4)

                                                            ---------------
NET TOTAL OPERATING EXPENSES                                     0.90%

1 A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman U.S. Government Credit Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

3 A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based on amounts incurred during the predecessor Fund's most recent fiscal year.

4 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through July 31, 2007.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         -------   -------   -------   --------
CONSTELLATION PITCAIRN TAXABLE BOND
 FUND - CLASS II SHARES                   $   92   $   295   $   523   $  1,177

CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

TICKER SYMBOL -- [ ]

CUSIP -- [ ]

FUND NUMBER -- [ ]

INVESTMENT OBJECTIVE -- Current income exempt from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity

INVESTMENT FOCUS -- Securities issued by states and municipalities

SHARE PRICE VOLATILITY -- Low

PRINCIPAL INVESTMENT STRATEGY -- Investing in investment grade securities of tax-exempt issuers situated throughout the United States, its territories and possessions.

INVESTOR PROFILE -- [ ]
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Tax-Exempt Bond Fund invests in municipal securities issued by states, territories, and possessions of the United States and their political subdivisions, the interest from which is exempt from federal income taxes. Normally, the Fund will invest its assets so at least 80% of the income it distributes will be exempt from federal income tax. The Fund will not invest more than 20% of its total assets in securities that pay interest subject to the alternative minimum tax. There is no restriction on the Fund's average weighted maturity or on the maturity of any single security held by the Fund.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), selects securities for the Fund in order to obtain as high a level of income as is consistent with moderate share price volatility, and to anticipate changing credit conditions. The Fund invests only in municipal securities that are investment grade. Investment grade municipal securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or that Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its total assets in municipal securities rated in the lowest category of investment grade ratings, measured at the time of initial investment by the Fund in that security, and will not invest more than 25% of its total assets in securities of issuers located in any single state, territory or possession.

PRINCIPAL RISKS

The Fund's investment approach is expected to provide current tax-exempt income with moderate price volatility. The Fund is not expected to perform as well as a taxable bond portfolio, but return to shareholders may be as good or better on an after-tax basis.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of particular issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and increase in value as interest rates decline. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money. There may be economic or political changes that impact the ability of tax-exempt issuers to make principal interest payments on their securities. Changes in the financial condition or credit rating of tax-exempt issuers also may adversely affect the value of the Fund's securities. The Fund is subject to the risk that its emphasis on current income and moderate price volatility may cause it to underperform other fixed income funds that pursue other objectives or the fixed income markets as a whole.

The Fund is designed for long-term taxable investors. While the Fund invests its assets so at least 80% of the income it distributes will be exempt from federal income tax, the Fund maydistribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year for the past ten years.1

1994          -2.18%
1995          10.98%
1996           4.40%
1997           8.20%
1998           5.69%
1999          -2.68%
2000          10.88%
2001           4.34%
2002           9.29%
2003           5.26%

1 The performance information shown is based on a calendar year. From the Fund's inception on August 31, 1988 until August 11, 2000, the Fund operated as a common trust fund and was advised by Pitcairn Trust Company. Performance returns prior to August 11, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Tax-Exempt Bond Fund, which was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Tax-Exempt Bond Fund was reorganized with and into the Constellation Pitcairn Tax-Exempt Bond Fund.

BEST QUARTER               WORST QUARTER
4.86%                      -3.17%
(09/30/02)                 (03/31/94)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2003, to that of the Lehman Municipal Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.



                                                 1 YEAR   5 YEARS   10 YEARS
                                                 ------   -------   --------
Constellation Pitcairn Tax-Exempt Bond Fund
  Before taxes on distributions                    5.26%     5.31%      5.32%
  After taxes on distributions                     5.19%      N/A        N/A
  After taxes on distributions
   and sale of shares                              4.93%      N/A        N/A
Lehman Municipal Bond Index2                       5.32%     5.83%      6.03%

1 Five- and Ten-Year returns before taxes include performance of the Tax-Exempt Bond Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the preceding fund had been registered under the Investment Company Act, its performance might have been adversely affected.

2 The Lehman Municipal Bond Index is a widely recognized, unmanaged index of municipal bonds with maturities of at least one year.


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            CLASS II SHARES
                                                            ---------------
Redemption Fee (as a percentage of amount redeemed,
 if applicable)                                                 None(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            CLASS II SHARES
                                                            ---------------
Investment Advisory Fees                                       0.30%(2)
Distribution (12b-1) Fees                                        None
Other Expenses                                                 0.44%(3)
                                                            ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             0.74%
  Less Fee Waivers and Expense Reimbursements                 (0.04)%(4)
                                                            ---------------
NET TOTAL OPERATING EXPENSES                                     0.70%

1 A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman Municipal Bond Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

3 A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based on amounts incurred during the predecessor Fund's most recent fiscal year.

4 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
CONSTELLATION PITCAIRN TAX-EXEMPT BOND
 FUND - CLASS II SHARES                   $   72   $   228   $   403   $    911

CONSTELLATION INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

TICKER SYMBOL -- [ ]

CUSIP -- [ ]

FUND NUMBER -- [ ]

INVESTMENT OBJECTIVE -- Long-term capital appreciation

INVESTMENT FOCUS -- Common stocks

SHARE PRICE VOLATILITY -- Medium

PRINCIPAL INVESTMENT STRATEGY -- Investing in common stocks of non-U.S. issuers

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of international equity investing
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation International Equity Fund invests in common stocks of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of issuers located in a broad array of foreign countries. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Fund may invest in companies of any size in order to achieve its investment objective.

The Fund uses a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage the Fund's assets under the general supervision of the Adviser. The Adviser may reserve a portion of the Fund's assets (generally not to exceed 5%) and will manage that portion for liquidity needs of the Fund. The Adviser decides how to allocate the balance of the Fund's assets among the sub-advisers. The sub-advisers' investment philosophies are as follows:

Oechsle International Advisors, LLC ("Oechsle") focuses on individual stocks and fundamental characteristics of companies that have an above average potential for growth in revenue and earnings. Oechsle's goal is to find companies with top management, quality products and sound financial positions that are attractively priced. Due to this investment strategy, the Portfolio Oechsle manages may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Boston Company Asset Management, LLC ("TBCAM") employs a value-oriented, bottom-up investment style that is research based, focusing first on stock selection and then enhanced by its country allocation guidelines. TBCAM evaluates traditional measures of value such as a low price-to-earnings ratio, low price-to-book value ratio, and low price-to-cash flow ratio. In addition, TBCAM reviews company fundamentals, including operating return characteristics, overall financial health, and positive changes in business momentum. This approach seeks to preserve capital in declining markets while adding value in rising markets.

Brandywine Asset Management, LLC ("Brandywine") adheres to a strictly bottom-up stock selection process. Brandywine uses quantitative screens to identify a universe of securities that meet Brandywine's definition of value, and then uses in-depth fundamental analysis is used to narrow that universe to those stocks with the characteristics Brandywine considers necessary to return to normal valuation.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity markets as a whole. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

A principal risk of investing in value stocks is that they may never reach their perceived full value or that they may go down in value. A risk of investing in growth stocks is that investors expect growth companies to increase their earnings at the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year for the past ten years.1

1994            9.60%
1995            2.70%
1996            9.83%
1997           -3.74%
1998           12.73%
1999           36.14%
2000          -18.73%
2001          -26.66%
2002          -20.43%
2003           37.19%

1 The performance information shown is based on a calendar year. From the Fund's inception on May 31, 1993 until August 4, 2000, the Fund operated as a common trust fund and was advised by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn International Equity Fund, which was advised by Oechsle International Advisors, LLC, subject to oversight by Pitcairn Investment Management. On August 1, 2004, the Pitcairn International Equity Fund was reorganized with and into the Constellation International Equity Fund.

BEST QUARTER               WORST QUARTER
23.27%                     -21.21%
(12/31/99)                 (09/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2003, to that of the MSCI All Country World ex-U.S. Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                          1 YEAR   5 YEARS   10 YEARS(1)
                                          ------   -------   ----------
Constellation International Equity Fund
  Before taxes on distributions            37.19%    -2.40%        1.74%
  After taxes on distributions             37.03%      N/A          N/A
  After taxes on distributions
   and sale of shares                      24.76%      N/A          N/A
MSCI All Country World
 ex-U.S. Index2                            41.41%     1.55%        4.66%

1 Five- and Ten-Year returns before taxes include performance of the International Equity Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

2 The MSCI All Country World ex-U.S. Index is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. Investments cannot be made directly in an index.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            CLASS II SHARES
                                                            ---------------
Redemption Fee (as a percentage of amount
 redeemed, if applicable)                                       None(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            CLASS II SHARES
                                                            ---------------
Investment Advisory Fees                                       0.95%(2)
Distribution (12b-1) Fees                                        None
Other Expenses                                                 0.65%(3)
                                                            --------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.60%
  Less Fee Waivers and Expense Reimbursements                  (0.14)%(4)
                                                            ---------------
NET TOTAL OPERATING EXPENSES                                     1.46%

1   A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the MSCI All Country World Free ex-U.S. Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

3 A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based on amounts incurred during the predecessor Fund's most recent fiscal year.

4 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through July 31, 2007. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Other Information - Contractual Fee Waiver Agreement" for additional information.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
CONSTELLATION INTERNATIONAL EQUITY
 FUND - CLASS II SHARES                   $  148   $   475   $   842   $  1,874

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

TICKER SYMBOL -- [ ]

CUSIP -- [ ]

FUND NUMBER -- [ ]

INVESTMENT OBJECTIVE -- Long-term capital appreciation

INVESTMENT FOCUS -- Large cap common stocks

SHARE PRICE VOLATILITY -- Medium

PRINCIPAL INVESTMENT STRATEGY -- Investing in common stocks of U.S. companies believed to have above-average potential for growth in revenues and earnings

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of concentrated, growth stock investing
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Sands Capital Select Growth Fund invests in common stocks. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of U.S. companies with above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders from the universe of growth companies. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $50 billion, and the Fund does not typically invest in companies that have market capitalization of less than $4 billion. The Fund will typically own a smaller number of stocks than other, more diversified funds.

The Fund's sub-adviser, Sands Capital Management, Inc. ("Sands Capital"), generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued reasonably in relation to comparable companies in the market. Sands Capital generally considers selling a security when it reaches a target price, when it fails to meet earnings or revenue growth estimates, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalization in excess of $4 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns. The Fund may invest in foreign securities, which may be riskier than U.S. investments for many reasons including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year since the Fund's inception1

2001          -15.20%
2002          -28.13%
2003           36.99%

1 The performance information shown is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized with and into the Constellation Sands Capital Select Growth Fund.

BEST QUARTER               WORST QUARTER
28.63%                     -23.67%
(12/31/01)                 (09/30/01)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2003, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                    SINCE
                                                                                  INCEPTION
                                                 1 YEAR   5 YEARS   10 YEARS      (08/11/00)
                                                 ------   -------   --------    --------------
Constellation Sands Select Growth Fund
  Before taxes on distributions                    36.99%    N/A        N/A            -12.46%
  After taxes on distributions                     36.99%    N/A        N/A            -12.46%
  After taxes on distributions
   and sale of shares                              24.04%    N/A        N/A            -10.31%
Russell 1000 Growth Index1                         29.75%    N/A        N/A            -17.33%(2)

1 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. 2 The calculation date for the index is August 31, 2000.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                             CLASS I SHARES   CLASS II SHARES
                                             ---------------  ---------------
Redemption Fee (as a percentage of amount
 redeemed, if applicable)                         None1           None1

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                             CLASS I SHARES   CLASS II SHARES
                                             ---------------  ---------------
Investment Advisory Fees                        0.85%(2)         0.85%(2)
Distribution (12b-1) Fees                         None            None
Other Expenses                                  0.35%(3)         0.60%(3)
                                             --------------   ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.20%             1.45%

  Less Fee Waivers and Expense Reimbursements  (0.10)%(4)       (0.10)%(4)
                                             --------------   ---------------
NET TOTAL OPERATING EXPENSES                      1.10%            1.35%

1   A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

3 A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based on amounts incurred during the predecessor Fund's most recent fiscal year.

4 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" of the Class I and Class II Shares from exceeding 0.25% and 0.50%, respectively, through July 31, 2007.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS

CONSTELLATION SANDS CAPITAL SELECT GROWTH
 FUND - CLASS I SHARES                   $   112   $   361   $   640   $  1,436

CLASS II SHARES                          $   137   $   438   $   773   $  1,718

CONSTELLATION CLOVER INCOME PLUS FUND
--------------------------------------------------------------------------------

FUND SUMMARY

TICKER SYMBOL -- [ ]

CUSIP -- [ ]

FUND NUMBER -- [ ]

INVESTMENT OBJECTIVE -- Maximum income from dividends and interest, with a secondary emphasis on capital appreciation

INVESTMENT FOCUS -- Equity and fixed income securities

SHARE PRICE VOLATILITY -- Medium to high PRINCIPAL INVESTMENT

STRATEGY -- Investing in equity and equity-related securities to generate income and gain exposure to the equity markets

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Income Plus Fund invests in equity and fixed income securities of both U.S. and foreign issuers. The sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), seeks to generate income and, to a lesser extent, capital appreciation, by allocating Fund assets to income and non-income producing equity securities, including common stocks, real estate investment trusts, preferred stocks and convertible securities. To generate income and enhance exposure to the equity markets, the Fund will purchase investment grade and high yield fixed income securities or unrated securities of equivalent quality along with options on securities indices. Securities rated below investment grade are commonly referred to as "junk" bonds. The Fund may invest in companies of any size, and fixed income securities of any maturity, in order to achieve its investment objective.

To protect against principal loss, the Fund invests in options, futures and options on futures to hedge against adverse changes in the market value of its securities.

In making investment decisions, Clover Capital considers factors such as dividend yield, potential appreciation and valuation, and, for fixed income securities, credit quality. Clover Capital also may consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. The Fund may invest in foreign securities, which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could cause the market price of the security to decrease substantially. Bonds that are unrated and rated CCC or lower are considered particularly speculative with respect to the issuer's ability to pay interest and principal and are more susceptible to default or decline in market value due to adverse economic and business developments than higher-rated bonds.

Clover Capital's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek income and capital appreciation but use different approaches to the security selection process.

PERFORMANCE INFORMATION

As a new fund, the Fund has no performance record. The fund intends to compare its performance record to the S&P 500 Index. The S&P 500 Index is a widely-recognized, market value-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. companies chosen for market size, liquidity and industry group representation.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold
                                  Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     CLASS II SHARES
                                                     ---------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                        None(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                     CLASS II SHARES
                                                     ---------------
Investment Advisory Fees                                        0.80%(2)
Distribution (12b-1) Fees                                       None
Other Expenses                                                  0.50%(3)
                                                     ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.30%

(1) A $10 fee may be imposed for wire transfers of redemption proceeds.
(2) Beginning August 1, 2005 ,the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3) "Other Expenses" are estimated for the current fiscal year and include a shareholder servicing fee of 0.25%. See "Distribution of Fund Shares" for additional information. CIMCO has contractually committed to waive fees and to reimburse expenses in order to keep "Other Expenses" from exceeding 0.50% through October 1, 2005.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                             1 YEAR       3 YEARS
CONSTELLATION CLOVER INCOME PLUS FUND -    $      132   $      412
     CLASS II SHARES

INVESTMENTS AND PORTFOLIO MANAGEMENT

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information (SAI).

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser or the Fund's sub-adviser believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.

TAX MANAGEMENT (NON-PRINCIPAL INVESTMENT STRATEGY) - DIVERSIFIED VALUE, SMALL CAP AND FAMILY HERITAGE(R)FUNDS

Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which a Sub-Adviser may seek to achieve the Fund's objective. A Sub-Adviser may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment objective) when selling portfolio securitis: (a) selecting the highest cost tax lots or those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains; and (b) selling securities to realize capital losses that can be offset against realized capital gains. While a Fund may attempt tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, each Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies the term "assets" means net assets plus the amount of borrowings for investment purposes. A fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

MORE INFORMATION ABOUT RISK

The Funds are subject to a number of risks that may affect the value of their shares.

EQUITY RISK - THE EQUITY FUNDS

Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - THE FIXED INCOME FUNDS

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

         CALL RISK During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

         CREDIT RISK An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

         EVENT RISK Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Funds hold of bonds of multiple issuers.

TAX-EXEMPT RISK - THE TAX-EXEMPT BOND FUND

There may be economic or political changes that affect the ability of tax-exempt issuers to repay principal and to make interest payments on tax-exempt securities. Changes to the financial condition or credit rating of tax-exempt issuers may also adversely affect the value of the Fund's tax-exempt securities. Constitutional or legislative limits on borrowing by tax-exempt issuers may result in reduced supplies of tax-exempt securities. In addition, concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state.

MORTGAGE-BACKED SECURITIES - THE FIXED INCOME FUNDS

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK - THE FIXED INCOME FUNDS

Although the Funds' U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corp., Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

MANAGER OF MANAGERS RISK - ALL FUNDS

The Adviser engages one or more sub-advisers to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar investments. Moreover, use of such sub-advisers may result in higher advisory fees and, therefore, higher Fund costs than when the Adviser uses a single sub-adviser.

FOREIGN INVESTING RISK - ALL FUNDS

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a focused geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

CURRENCY RISK - INTERNATIONAL EQUITY FUND

A Fund that invest directly in foreign currencies or in securities that trade and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. (In the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.) Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

CHANGE IN MARKET CAPITALIZATION - SMALL CAP FUND

A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-adviser's judgment, the security remains otherwise consistent with the Fund's investment objective and strategies. However, this change could affect the Fund's flexibility in making new investments (see "Portfolio Composition Policies" below).

DEFENSIVE INVESTING AND USE OF DERIVATIVE CONTRACTS  - ALL FUNDS

In addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are described in detail in the SAI. Of course, there can be no guarantee that any Fund will achieve its investment objective.

The investments and strategies described in this Prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes due to adverse economic or political conditions, or for liquidity purposes, each Fund may invest up to 100% of its total assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Fund's objectives. This defensive investing may increase a Fund's taxable income.

Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

..        To hedge against adverse changes -- caused by changing interest rates, stock market prices or currency exchange rates -- in the market value of securities held by or to be bought for a Fund;

..        As a substitute for purchasing or selling securities;

..        To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

..        To enhance a Fund's potential gain in non-hedging situations; or

..        To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

LENDING OF PORTFOLIO SECURITIES  - ALL FUNDS

The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Adviser to the Fund under the Adviser's voluntary expense limitation arrangement (see "Contractual Fee Waiver Agreement" below).

PORTFOLIO TURNOVER
Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or sub-adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's or sub-adviser's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period.

Although turnover rates may vary substantially from year to year, the following Funds had annual rates of turnover exceeding 100% as of October 31, 2003:

         CONSTELLATION PITCAIRN SELECT VALUE FUND
         CONSTELLATION PITCAIRN SMALL CAP FUND
         CONSTELLATION PITCAIRN INTERNATIONAL EQUITY FUND

INVESTMENT ADVISERS
Constellation Investment Management Company, LP (CIMCO), located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, serves as the Adviser to all Funds. CIMCO is a professional investment management firm founded on May 19, 2000, and is the successor to Concentrated Capital Management, LP, the adviser to the Alpha Select Funds, the former name of the Trust. As the Funds' Adviser, CIMCO makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. CIMCO also ensures compliance with the Funds' investment policies and guidelines.

On March 22, 2002, the Securities and Exchange Commission granted an exemptive order to the Funds and CIMCO that permits CIMCO to use a "manager of managers" approach in providing investment advisory services to its Funds. Pursuant to the terms of the order, CIMCO, subject to the supervision and approval of the Funds' Board of Trustees, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, CIMCO would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits CIMCO and the Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser.

CIMCO employs a multi-manager approach when one of several situations arises. For example, if CIMCO determines that it does not have the expertise in an investment style or sector that it thinks a Fund should follow, it may select a sub-adviser that can fulfill this task. Also, if CIMCO or one of the Funds' sub-advisers reaches capacity on assets managed within a Fund,

CIMCO may select another sub-adviser if the Fund needs to add "capacity." Therefore, even when CIMCO does use the "manager of managers" approach, not all of the Funds will rely on the approach at any given time.

When and if CIMCO determines to use the multi-manager approach, it will provide detailed information about the sub-adviser to the Board and recommend regarding the appropriate allocation of assets to each sub-adviser. The sub-adviser, in turn, will make investment decisions for the assets allocated to it and continuously review, supervise and administer the Fund's investment program. It is expected that the "manager of managers" approach will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and CIMCO; and (iii) relieve shareholders of the very responsibility that they are paying CIMCO to assume, that is, the selection, termination and replacement of sub-advisers.

As investment adviser to the Funds, CIMCO has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of its Funds.

For its services, CIMCO is entitled to receive base investment advisory fees at an annualized rate, based on the average daily net assets of each Fund, as follows:

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND        0.70%
CONSTELLATION PITCAIRN SELECT VALUE FUND             0.70%
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND       0.70%
CONSTELLATION SANDS SELECT GROWTH FUND               0.85%
CONSTELLATION PITCAIRN SMALL CAP FUND                0.70%
CONSTELLATION PITCAIRN FAMILY HERITAGE(R)FUND        0.90%
CONSTELLATION INTERNATIONAL EQUITY FUND              0.95%
CONSTELLATION PITCAIRN TAXABLE BOND FUND             0.40%
CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND          0.30%
CONSTELLATION CLOVER INCOME PLUS FUND                0.80%

The base investment advisory fee for each Fund can increase or decrease depending on the Fund's performance relative to its Benchmark Index. The performance comparison is made for a rolling 12-month period, consisting of the current month plus the preceding 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to a Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective Benchmark Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of its Benchmark Index.

These performance-based adjustments will take effect after the Funds have been in operation for more than one year. Accordingly, beginning August 2, 2005 the Constellation Pitcairn Diversified Value Fund's advisory fee may range from 0.60% to 0.80%; the Constellation Pitcairn Select Value Fund's advisory fee may range from 0.60% to 0.80%; the Constellation Pitcairn Diversified Growth Fund's advisory fee may range from 0.60% to 0.80%; the Constellation Sands Select Growth Fund's advisory fee may range from 0.70% to 1.00%; the Constellation Pitcairn Small Cap Fund's advisory fee may range from 0.60% to 0.80%; the Constellation Pitcairn Family Heritage(R) Fund's advisory fee may range from 0.80% to 1.00%; the Constellation International Equity Fund's advisory fee may range from 0.85% to 1.05%; the Constellation Pitcairn Taxable Bond Fund's advisory fee may range from 0.32% to 0.48%; the Constellation Tax-Exempt Bond Fund's advisory fee may range from 0.24% to 0.36%; and the Constellation Clover Income Plus Fund's advisory fee may range from 0.70% to 0.90%.

For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a Benchmark Index is expressed as a percentage of the starting level of that Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

The Funds' SAI contains detailed information about each Fund's Benchmark Index, as well as additional information about performance-based adjustments to CIMCO's fees.

In connection with its commitment to voluntarily limit expenses, CIMCO has represented to the Board that if it decides to discontinue this arrangement, CIMCO will do so only after notifying the Board of its decision and updating the prospectus at least 90 days before implementing any new expense structure.

INVESTMENT SUB-ADVISERS

CIMCO pays sub-advisory fees to each sub-adviser from its advisory fee, if any. Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Pitcairn, Sands Capital Management, Brandywine and Clover Capital can increase or decrease depending on a Fund's performance relative to its benchmark. The sub-advisory fees paid to Oechsle and TBCAM are not subject to a performance adjustment.

Pitcairn Investment Management ("Pitcairn"), a separately identifiable division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, is a registered investment adviser and serves as the sub-adviser to the Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds. As a sub-adviser, Pitcairn makes investment decisions for its Funds and also ensures compliance with the Funds' investment policies and guidelines. As of June 30, 2004, Pitcairn had approximately $2.2 billion in assets under management. CIMCO has entered into a separate agreement with Pitcairn whereby CIMCO will not propose that the Fund's Board of Trustees terminate Pitcairn as sub-adviser to the current Pitcairn sub-advised Funds for a period of four years commencing August 1, 2004, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Pitcairn in circumstances in which CIMCO would otherwise terminate Pitcairn absent the agreement. CIMCO will, however, terminate Pitcairn as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment sub-adviser to the Constellation Pitcairn Diversified Value, Constellation Pitcairn Diversified Growth, and Constellation Pitcairn Select Value Funds, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.65% on the value of the assets in each Fund on August 1, 2004, and 0.45% on the value of assets above that amount. For the Constellation Pitcairn Small Cap Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the assets of the Fund on August 1, 2004, and 0.50% on the value of the assets above that amount. For the Constellation Pitcairn Family Heritage (R) Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.80% on the value of the assets of the Fund on August 1, 2004, and 0.50% on the value of the assets above that amount. For the Constellation Pitcairn Taxable Bond Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.30% on the value of the assets of the Fund on August 1, 2004, and 0.25% on the value of the assets above that amount. For the Constellation Pitcairn Tax-Exempt Bond Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.25% on the value of the assets of the Fund.

Sands Capital Management, Inc. ("Sands Capital Management") located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209 serves as the sub-adviser to the Constellation Sands Select Growth Fund. As a sub-adviser, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of June 30, 2004, Sands Capital Management had approximately $8.5 billion in assets under management.

For its services as investment sub-adviser to the Constellation Sands Capital Select Growth Fund, Sands Capital is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.50 % on the first $100 million of Allocated Assets, and 0.45% on Allocated Assets above that amount thereafter

Oechsle International Advisors, LLC ("Oechsle"), located at One International Place, 23rd Floor, Boston, MA 02110, serves as a sub-adviser to the International Equity Fund. As a sub-adviser, Oechsle makes investment decisions for the portion of the Fund's assets allocated to it and also ensures compliance with the Fund's investment policies and guidelines. As of June 30, 2004, Oechsle had approximately $16.2 billion in assets under management.

For its services as investment sub-adviser to the Constellation International Equity Fund, Oechsle is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.40% of the average daily net assets of the Fund.

The Boston Company Asset Management, LLC ("TBCAM") located at Mellon Financial Center, One Boston Place, Boston, MA, 02108, serves as a sub-adviser to the International Equity Fund. As a sub-adviser, TBCAM makes investment decisions for the portion of the Fund's assets allocated to it and also ensures compliance with the Fund's investment policies and guidelines. As of June 30, 2004, TBCAM had approximately $37.7 billion in assets under management.

For its services as investment sub-adviser to the Constellation International Equity Fund, TBCAM is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.70% of the average daily net assets of the Fund.

Brandywine Asset Management, LLC ("Brandywine") located at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801, serves as a sub-adviser to the International Equity Fund. As a sub-adviser, Brandywine makes investment decisions for the portion of the Fund's assets allocated to it and also ensures compliance with the Fund's investment policies and guidelines. As of June 30, 2004, Brandywine had approximately $14.6 billion in assets under management.

For its services as investment sub-adviser to the Constellation International Equity Fund, Brandywine is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.45% of the average daily net assets of the Fund.

Clover Capital Management, Inc., ("Clover Capital"), 11 Tobey Village Office Park, Pittsford, New York 14534, an SEC-registered adviser, serves as the sub-adviser to the Constellation Clover Income Plus Fund. As a sub-adviser, Clover Capital makes investment decisions for the Constellation Clover Income Plus Fund and also ensures compliance with the Fund's investment policies and guidelines. As of June 30, 2004, Clover Capital had approximately $2.2 billion in assets under management.

For its services as investment sub-adviser to the Constellation Clover Income Plus Fund, Clover Capital is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.60% of the average daily net assets of the Fund.

CONTRACTUAL FEE WAIVER AGREEMENT
CIMCO has contractually agreed to waive fees and reimburse expenses in order to keep each Fund's "Other Expenses" from exceeding the levels set forth below through July 31, 2007. To the extent that the Small Cap or International Equity Fund, respectively, earn revenues from securities lending activities, CIMCO's contractual fee waiver obligation with respect to the Fund may be reduced by an offsetting amount of such revenue, up to a maximum reduction of 0.01%.

                               Contractual Limit on
Fund                             "Other Expenses"
Diversified Value............              0.40%
Select Value.................              0.45%
Diversified Growth...........              0.40%
Small Cap....................              0.40%
Family Heritage(R)...........              0.40%
Taxable Bond.................              0.50%
Tax-Exempt Bond..............              0.40%
International Equity.........              0.50%
Select Growth................              0.50%
Income Plus..................              0.50%

PORTFOLIO MANAGERS
The Constellation Pitcairn Diversified Value Fund is managed by Catherine Rooney and David Larrabee. The Constellation Pitcairn Select Value Fund is managed by Catherine Rooney. The Constellation Pitcairn Diversified Growth Fund is managed by Eric Feder. The Constellation Sands Select Growth Fund is managed by Frank Sands, Sr. and Frank Sands, Jr. The Constellation Pitcairn Small Cap Fund is managed by Christopher Driver. The Constellation Pitcairn Family Heritage(R)Fund is managed by Eric Feder and David Larrabee. The Constellation International Equity Fund is managed by S. Dewey Kessler, Jr. and Kathleen Harris for Oechsle,
D. Kirk Henry for TBCAM, and Paul Erlichman for Brandywine. The Constellation Taxable Bond and Tax-Exempt Bond Funds are managed by John Raebiger, Jr. The Constellation Clover Income Plus Fund is managed by Lawrence R. Creatura, Michael E. Jones and Paul W. Spindler. The background of each portfolio manager is set forth below.

Pitcairn Asset Management

Christopher B. Driver, CFA, Vice President of Pitcairn and PTC, joined PTC in December 2000. Prior to joining PTC, he was a portfolio manager at PNC Advisors from 1999 to 2000, and was an analyst at Delaware Management Company from 1997 to 1999. He has 14 years of investment experience.

Eric M. Feder, Vice President of Pitcairn and of PTC, joined PTC in 1994. Prior to joining PTC, he was a financial analyst intern at SEI, Inc., Centocor, Inc. and Johnson & Johnson-Merck. He has over 10 years of investment experience.

David T. Larrabee, CFA, Vice President of Pitcairn and PTC, joined PTC in 1997. Prior to joining PTC, he was an Equity Analyst, General Accident Insurance from 1993 to 1997. He has 11 years of investment experience.

John R. Raebiger, Jr., Vice President, Fixed Income, joined Pitcairn and PTC in 2002. Previously, he was Fixed Income Portfolio Manager and Head of Trading for Davidson Capital Management from 1998 to 2002. He has 9 years of investment experience.

Catherine E. Rooney, CFA, Vice President of Pitcairn and PTC, joined PTC in 1994. Previously, she was Vice President and Director of Research at Merus Capital Management She has over 23 years of investment experience.

Sands Capital Management, Inc. Frank M. Sands, Jr., CFA, Senior Vice President,

Director of Research joined Sands Capital Management in June 2000. Previously, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from 1994 to 2000. He has 10 years of investment experience.

Frank M. Sands, Sr., CFA, President, co-founded Sands Capital Management, in 1992. He has 31 years of investment experience.

Oechsle International Advisors, LLC

Kathleen Harris, CFA, Principal and Portfolio Manager/Research Analyst, joined Oechsle in January 1995. Previously, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board. She has 15 years of investment experience.

S. Dewey Keesler, Jr., Principal, Chief Investment Officer Portfolio Manager/Research Analyst, co-founded Oechsle in 1986. Prior to founding Oechsle, he was a Portfolio Manager at Putnam International Advisors. He has 19 years of investment experience.

The Boston Company Asset Management, LLC

D. Kirk Henry, CFA, Senior Vice President and Co-Director of International Equities, joined TBCAM in 1994. Previously, he was an Executive Vice President with Cseh International and Associates from 1990 to July 1994. He has 14 years of investment experience.

Brandywine Asset Management, LLC

Paul D. Erlichman, Managing Director of Brandywine, joined Brandywine in 1998. Prior to joining Brandywine, he was an Assistant Vice President and portfolio manager for Provident Capital Management, Inc. from 1984 to 1988. He has 20 years of investment experience.

Clover Capital Management, Inc.

Lawrence R. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments. Mr. Creatura is comanager of the Constellation Clover Large Cap Value and Constellation Clover Small Cap Value Funds. Prior to 1994, he was a Laser Systems Engineer/ Researcher for Laser Surge, Inc. He has 9 years of investment experience.

Michael E. Jones, CFA, co-founded Clover Capital in 1984, and is Clover Capital's Managing Director. Mr. Jones is comanager of the Constellation Clover Core Value and Constellation Clover Small Cap Value Funds. He has over 24 years of investment experience.

Paul W. Spindler, CFA, joined Clover Capital in 1998 and is a Vice President of Investments. Mr. Spindler is comanager of the Constellation Clover Large Cap Value Fund. He has over 13 years of investment experience.

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

..        NO SALES CHARGES
         . There are no sales charges when you purchase Class I or Class II Shares of the Funds.

..        HOW TO BUY SHARES

         .        By phone, mail, wire or online at
                  www.constellationfundsgroup.com;
         .        Through the Systematic Investment Plan; and
         .        Through exchanges from another Constellation Fund.

..        MINIMUM INITIAL INVESTMENTS

         . In general, the minimum initial investment in Class II Shares of any Fund is $2,500;
                  . The minimum initial investment for the Systematic Investment Plan in Class II Shares of any Fund is $100; and
                  . The minimum initial investment for Individual Retirement Accounts in Class II Shares of any Fund is $2,000.
         . The minimum initial investment in Class I Shares of the Constellation Sands Capital Select Growth Fund is $250,000.

We reserve the right to waive the minimum initial investment requirement.

..        MINIMUM SUBSEQUENT INVESTMENTS

         .        $50 by phone, mail, wire or online; and
         .        $25 through the Systematic Investment Plan.

..        SYSTEMATIC INVESTING

         . Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the $2,500 minimum investment. Please contact us for information regarding participating banks.
         . You will need a minimum investment of $100 to open your account and scheduled investments of at least $25.
         . If you stop your scheduled investments before reaching the $2,500 minimum investment, we reserve the right to close your account. We will provide 60 days written notice to give you time to add to your account, and avoid the sale of your shares.

..        SYSTEMATIC WITHDRAWAL PLAN

         If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

.. MINIMUM ACCOUNT SIZE

         . In general, you must maintain a minimum account balance of $1,000. If your account drops below $1,000 due to redemptions, you may be required to sell your shares.
         . You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

CHOOSING CLASS I OR CLASS II SHARES

         . Class I and Class II Shares have different expenses and other characteristics. Class I Shares have lower annual expenses while Class II Shares have higher annual expenses. The performance of Class I and Class II Shares will differ due to differences in expenses.
         . Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.
         . Class II Shares are for investments made through financial institutions or intermediaries.
         . All Funds currently offer Class II Shares. The Constellation Sands Capital Select Growth Fund currently offers Class I Shares.

..        WHEN CAN YOU PURCHASE, SELL OR EXCHANGE SHARES?

         . You may purchase, sell or exchange shares on any day that the New York Stock Exchange (NYSE) is open for business. We define this as a "Business Day."

         . You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M.(Eastern Time)
         .        In order to receive the current Business Day's net asset value
                  (NAV) all purchases, exchanges and redemption orders must be received by the Funds' Transfer Agent or other authorized agent by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

..        HOW FUND PRICES ARE CALCULATED

         . The price per share (also referred to as the offering price) will be the NAV determined after the Funds receive your purchase order.
         . The Funds' NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days in which the NYSE is closed for trading.
         . In calculating the NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined by the Fund's Fair Value Pricing Committee, acting in good faith under the delegated authority of an pursuant to methods approved by the Board of Trustees.

..        EXCHANGING SHARES

         . Class I Shares of the Constellation Sands Capital Select Growth Fund may be exchanged for Class I Shares of another Fund, and Class II Shares of a Fund may be exchanged for Class II Shares of another Fund,subject to any applicable limitations resulting from the closing of Funds to new investors. In addition, Class II Shares of any Fund may be exchanged for Class I Shares of the Constellation Sands Capital Select Growth Fund, so long as the minimum investment requirement for such Fund is met
         . When you exchange shares, you are selling your shares and buying other Fund shares. Your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.
         . We limit the number of exchanges to four "round trips" during any calendar year. A round trip is a redemption (exchange) out of a Fund followed by a purchase (exchange) back into the Fund. If a shareholder exceeds 4 exchanges per calendar year, or if the Funds determine, in their sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Funds, the Funds may bar the shareholder from making further exchanges or purchases.
         . We may change or cancel our exchange policy at any time upon 60 days' notice.

..        PURCHASES, SALES AND EXCHANGES THROUGH FINANCIAL INSTITUTIONS

         You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly with us. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Funds. This allows the financial institution time to process your request and transmit it to us. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

..        LIMITATIONS ON PURCHASES, SALES AND EXCHANGES

..        The Funds will only accept purchase or exchange requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's social security number, tax identification number, and other identification required by law or regulation. We may require that you provide photo identification such as a driver's license or passport, and may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, CIMCO reserves the right to not open or close your account or take such other steps as we deem reasonable. We can accept purchases only in U.S. dollars drawn on U.S. banks. We cannot accept cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks). The Funds may reject or cancel any purchase orders, including exchanges, for any reason.
..        The Funds will normally send your sale proceeds within three Business
         Days after they receive your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through the Automated Clearing

         House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase). . The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' Statement of Additional Information (SAI). . Excessive, short-term trading in Fund shares and other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. The Funds reserve the right to reject any purchase order (including an exchange order) from any shareholder that the Funds, in their sole discretion, believe has a history of making excessive short-term trades or whose trading activity, in the Funds' judgment, has been or may be disruptive to the Funds. In making this determination, the Funds may consider trading done in multiple accounts under common ownership or control.

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

HOW TO OPEN AN ACCOUNT

BY TELEPHONE
Call 1-866-242-5742 (Option 3) between 9:00 A.M. and 4:00 P.M. (Eastern time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Fund's representative may request personal identification and record the call.

If you already have an account and you have authorized telephone transactions, you may open an account in another Constellation Fund. The registration on the accounts must be identical.

BY INTERNET
You can only open an account online if you already have an existing Constellation Funds account. The registration on the account must be identical. The Funds' website is www.constellationfundsgroup.com.

BY MAIL
Send the completed application that accompanies this Prospectus and a check payable to the Constellation Funds to:

      By regular mail                   By express or overnight mail

      Constellation Funds               Constellation Funds
      P.O. Box 219520                   c/o DST Systems Inc.
      Kansas City, MO 64105-9520        330 W. 9th Street
                                        Kansas City, MO 64105

Checks must be in U.S. dollars and drawn on U.S. banks. The Funds do not accept third party checks, credit card checks, checks issued by internet banks, money orders, traveler's checks or cash.

BY WIRE
Please contact a Constellation Funds' representative at 1-866-242-5742 (Option
3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:

      United Missouri Bank of Kansas NA
      ABA #101000695
      Account # 9870964856
      Further Credit: [Name of Fund], shareholder name
                       and Constellation Funds account number

AUTOMATIC TRANSACTIONS
You can open an account through our Systematic Investment Plan ($100 minimum). You must elect this option on your account application. Please call a Constellation Funds representative at 1-866-242-5742 for assistance.

HOW TO ADD TO AN ACCOUNT

BY TELEPHONE
Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-866-242-5742 and provide your account number to the Constellation Funds representative. You must then instruct your bank to wire the money. Please see the wire instructions below.

BY INTERNET
You can make additional investment by going to our website at www.constellationfundsgroup.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

BY MAIL
Please send your check payable to the Constellation Funds along with a signed letter stating the name of the fund and your account number.

BY WIRE
Please contact a Constellation Funds' representative at 1-866-242-5742 to let us know that you intend to send money by wire. Wire funds to:
   United Missouri Bank of Kansas NA
      ABA #101000695
      Account # 9870964856
   Further credit: [include Name of fund, shareholder name
                    and your Constellation Funds account number]

AUTOMATIC TRANSACTIONS
Regularly scheduled investments ($25 minimum) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.

HOW TO SELL SHARES

BY TELEPHONE
You may sell shares by calling 1-866-242-5742 provided that you have previously requested this privilege on your account application. The Funds will send money only to the address of record via check, ACH or by wire. Your bank may charge you a wire fee. The sale price of each share will be the next NAV determined after we receive your request.

BY INTERNET
Existing shareholders can sell shares via our website at www.constellationfundsgroup.com. The sale price of each share will be the next NAV determined after we receive your request. Redemptions will be funded via check, ACH or wire to the instructions of record. Your bank may charge a wire fee.

BY MAIL
Please send us a letter with your name, Fund name, account number and the amount of your request. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after we receive your request. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.

BY WIRE
Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.

AUTOMATIC TRANSACTIONS
If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

BY TELEPHONE
You may exchange shares on any Business Day by calling the Funds at 1-866-242-5742, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check of through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY MAIL
You may exchange shares on any Business Day by writing to the Funds, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE
Not applicable

AUTOMATIC TRANSACTIONS
Not applicable

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

OTHER POLICIES

FOREIGN INVESTORS

The Funds do not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds' Investor Services Team, at 1-866-242-5742, for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Funds shall have no obligation with respect to the terms of any such document.

The Funds will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If a Fund is unable to obtain this information within a timeframe established in its sole discretion (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's net asset value (less any applicable sales charges) and remit proceeds to you via check if they are unable to verify your identity. The Funds will attempt to verify your identity within a timeframe established in their sole discretion (e.g., 96 hours), which may change from time to time. The Funds further reserve the right to hold your proceeds until your check for the purchase of Fund shares clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority or by applicable law.

REDEMPTIONS IN-KIND
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, the securities that you receive would be subject to market risk until they were sold.

REDEMPTION FEE
Sales or exchanges out of the Funds are not currently subject to a redemption fee, but a redemption fee may be implemented in the future. The Funds will provide notice to shareholders before they implement any redemption fee.

TELEPHONE/ONLINE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone or via our website (www.constellationfundsgroup.com) is extremely convenient, but not without risk. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as we follow these safeguards and procedures, we generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transact business with us over the telephone or via our website, you will generally bear the risk of any loss.

SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

         -        Written requests for redemptions in excess of $50,000;

         - All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and

         - Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.

DISTRIBUTION OF FUND SHARES

Constellation Investment Distribution Company Inc. (the "Distributor"), a registered broker-dealer that is owned and operated by Constellation Holdings LLC, serves as Distributor of the Funds.

The Funds have adopted a Distribution and Shareholder Service Plan for their Class II Shares (the "Class II Plan") that allows the Funds to pay distribution and/or service fees to the Distributor and other firms that provide distribution and/or shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Funds may pay distribution fees to the Distributor at an annual rate not to exceed 0.75% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. No Fund is currently authorized to pay distribution fees under the Class II Plan. If a Service Provider provides shareholder services, the Funds may pay service fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor will, in turn, pay the Service Provider for the services it provides. Each of the Funds is authorized to pay shareholder service fees under the Class II Plan. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor may, from time to time, in its sole discretion, institute one or more promotional incentive programs for dealers, which it will pay for. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Fund.

CIMCO may pay, out of its own resources, compensation to broker-dealers who sell shares of the Funds. CIMCO also may, out of its own resources, pay part of the fees charged to the Funds by mutual fund platforms. CIMCO does not direct portfolio transactions to broker-dealers in exchange for sales of fund shares, nor does it pay broker-dealers to be included on "preferred" fund lists.

DIVIDENDS AND DISTRIBUTIONS

The Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Diversified Growth Fund, Constellation Sands Select Growth Fund, Constellation Pitcairn Small Cap Fund, Constellation Pitcairn Family Heritage(R) Fund, Constellation International Equity Fund, and Constellation Clover Income Plus Fund distribute their income, if any, quarterly as a dividend to shareholders. The Constellation Pitcairn Taxable Bond Fund and Constellation Pitcairn Tax-Exempt Bond Fund declare their investment income daily and distribute it monthly as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Funds' net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from a Fund may be taxable whether or not you reinvest them or take them in cash.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of Fund shares for shares of another Constellation Fund is treated the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

The Constellation Pitcairn Taxable Bond Fund, Constellation Pitcairn Tax-Exempt Bond Fund and Constellation Clover Income Plus Fund each expect to distribute primarily ordinary income distributions.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds that invest in foreign securities. In addition, the Funds may be able to pass along a tax credit for foreign income taxes they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

More information about taxes is in the Funds' SAI.

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

The tables that follow present performance information about shares of the Funds while they were part of the Pitcairn Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. This information is for a share outstanding during the entire year or period. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each period have been taken from the Fund's financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each Fund's financial statements and related notes, appears in the Pitcairn Funds 2003 Annual Report. The Pitcairn Funds 2003 Annual Report is available by telephoning the Funds at 1-800-224-6312. The Pitcairn Funds 2003 Annual Report is also incorporated by reference into our SAI.

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND - CLASS II SHARES

FOR THE PERIODS ENDED OCTOBER 31:                            2003          2002          2001          2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $     8.50    $     9.19    $    10.52    $    10.00
Income From Investment Operations
  Net investment income (loss)                                  0.12          0.10          0.09          0.01(2)
  Realized and unrealized gains (losses) on investments         1.77         (0.69)        (1.33)         0.51(2)
  Total From Investment Operations                              1.89         (0.59)        (1.24)         0.52
Less Distributions
  Distributions from net investment income                     (0.13)        (0.10)        (0.09)           --
  Distributions from capital gains                                --            --            --            --
  Total Distributions                                          (0.13)        (0.10)        (0.09)           --
  Net Asset Value, End of Period                          $    10.26    $     8.50    $     9.19    $    10.52
Total Return+                                                  22.43%        (6.43)%      (11.87)%        5.24%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $  143,641    $  122,391    $  139,767    $  165,823
  Ratio of Expenses to Average Net Assets                       1.01%         1.02%         1.00%         1.00%*
  Ratio of Net Investment Income (loss)
   to Average  Net Assets                                       1.32%         1.17%         0.92%         0.73%*
  Ratio of Expenses Before Fee Waivers
   to Average Net Assets                                        1.14%         1.13%         1.16%         1.22%*
  Ratio of Net Investment Income (loss)
   Before Fee Waivers to Average Net Assets                     1.19%         1.06%         0.76%         0.51%*
  Portfolio Turnover Rate                                         59%           26%           48%           12%*

(1) Commenced operations on August 4, 2000

(2) Per share net investment income and net realized and unrealized gain calculated using average shares

*    Annualized.

+    Returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares

Amounts designated as "--" round to $0.

 CONSTELLATION PITCAIRN SELECT VALUE FUND - CLASS II SHARES

FOR THE PERIODS ENDED OCTOBER 31:                            2003          2002          2001          2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $     8.36    $    10.01    $    10.96    $    10.00
Income From Investment Operations
  Net investment income (loss)                                  0.08          0.09          0.09          0.02
  Realized and unrealized gains (losses) on investments         2.03         (1.65)        (0.95)         0.95
  Total From Investment Operations                              2.11         (1.56)        (0.86)         0.97
Less Distributions
  Distributions from net investment income                     (0.09)        (0.09)        (0.09)        (0.01)
  Distributions from capital gains                                --            --            --            --
  Total Distributions                                          (0.09)        (0.09)        (0.09)        (0.01)
  Net Asset Value, End of Period                          $    10.38    $     8.36    $    10.01    $    10.96
Total Return+                                                  25.48%       (15.77)%       (7.90)%        9.70%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $   58,133    $   48,455    $   60,986    $   62,392
  Ratio of Expenses to Average Net Assets                       1.02%         1.02%         1.00%         1.00%*
  Ratio of Net Investment Income (loss)
   to Average  Net Assets                                       0.86%         0.92%         0.85%         0.95%*
  Ratio of  Expenses Before Fee Waivers
   to Average Net Assets                                        1.23%         1.19%         1.19%         1.33%*
  Ratio of Net Investment Income (loss)
   Before Fee Waivers to Average Net Assets                     0.65%         0.75%         0.66%         0.62%*
  Portfolio Turnover Rate                                        104%          110%          104%           27%

(1) Commenced operations on August 11, 2000

* Annualized.

+ Returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholders may pay on fund distributions or redemption of fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND - CLASS II SHARES

FOR THE PERIODS ENDED OCTOBER 31:                            2003          2002          2001          2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $     4.40    $     5.66    $     9.18    $    10.00
Income From Investment Operations
  Net investment income (loss)                                    --         (0.01)        (0.03)        (0.01)
  Realized and unrealized gains (losses) on investments         0.85         (1.25)        (3.49)        (0.81)
  Total From Investment Operations                              0.85         (1.26)        (3.52)        (0.82)
Less Distributions
  Distributions from net investment income                        --            --            --            --
  Distributions from capital gains                                --            --            --            --
  Total Distributions                                             --            --            --            --
  Net Asset Value, End of Period                          $     5.25    $     4.40    $     5.66    $     9.18
Total Return+                                                  19.32%       (22.26)%      (38.34)%       (8.20)%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $   95,724    $   82,368    $  107,141    $  174,960
  Ratio of Expenses to Average Net Assets                       1.01%         1.01%         1.00%         1.00%*
  Ratio of Net Investment Income (loss)
   to Average  Net Assets                                       0.05%        (0.15)%       (0.44)%       (0.68)%*
  Ratio of Expenses Before Fee Waivers
   to Average Net Assets                                        1.16%         1.14%         1.17%         1.22%*
  Ratio of Net Investment Income (loss)
   Before Fee Waivers to Average Net Assets                    (0.10)%       (0.28)%       (0.61)%       (0.90)%*
  Portfolio Turnover Rate                                         70%           35%           37%            6%

(1) Commenced operations on August 4, 2000

*    Annualized.

+    Returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholders may pay on fund distributions or redemption of fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

CONSTELLATION PITCAIRN SMALL CAP FUND - CLASS II SHARES

FOR THE PERIODS ENDED OCTOBER 31:                            2003          2002          2001          2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $     9.87    $    10.67    $    10.18    $    10.00
Income From Investment Operations
  Net investment income (loss)                                 --(2)          0.07          0.10          0.02
  Realized and unrealized gains (losses) on investments         3.91(2)      (0.78)         0.49          0.16
  Total From Investment Operations                              3.91         (0.71)         0.59          0.18
Less Distributions
  Distributions from net investment income                     --(3)         (0.09)        (0.10)           --
  Distributions from capital gains                                --            --            --            --
  Total Distributions                                             --         (0.09)        (0.10)           --
  Net Asset Value, End of Period                          $    13.78    $     9.87    $    10.67    $    10.18
Total Return+                                                  39.65%        (6.78)%        5.80%         1.80%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $   87,520    $   50,096    $   62,227    $   67,651
  Ratio of Expenses to Average Net Assets                       1.20%         1.28%         1.16%         1.22%*
  Ratio of Expenses (Excluding Interest Expenses)
   to Average Net Assets                                        1.10%         1.19%         1.00%         1.00%*
  Ratio of Net Investment Income (loss)
   to Average  Net Assets                                      (0.04)%        0.58%         0.93%         1.11%*
  Ratio of Expenses Before Fee Waivers
   to Average Net Assets                                        1.17%         1.38%         1.19%         1.33%*
  Ratio of Net Investment Income (loss)
   Before Fee Waivers to Average Net Assets                    (0.01)%        0.48%         0.74%         0.78%*
  Portfolio Turnover Rate                                        149%           93%           96%           10%

(1) Commenced operations on August 25, 2000

(2) Per share net investment income and net realized and unrealized gain calculated using average shares.

(3) Amount represents less than $0.01 per share.

*    Annualized.

+    Returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholders may pay on fund distributions or redemption of fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND - CLASS II SHARES

FOR THE PERIODS ENDED OCTOBER 31:                            2003          2002          2001          2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $     6.97    $     7.82    $     9.87    $    10.00
Income From Investment Operations
  Net investment income (loss)                                    --         (0.01)        (0.02)        (0.01)
  Realized and unrealized gains (losses) on investments         1.58         (0.84)        (2.03)        (0.12)
  Total From Investment Operations                              1.58         (0.85)        (2.05)        (0.13)
Less Distributions
  Distributions from net investment income                        --            --            --            --
  Distributions from capital gains                                --            --            --            --
  Total Distributions                                             --            --            --            --
  Net Asset Value, End of Period                          $     8.55    $     6.97    $     7.82    $     9.87
Total Return+                                                  22.67%       (10.87)%      (20.77)%       (1.30)%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $   73,490    $   66,126    $   77,295    $   98,420
  Ratio of Expenses to Average Net Assets                       1.23%         1.27%         1.20%         1.20%*
  Ratio of Expenses (Excluding Interest Expense)
   to Average Net Assets                                        1.23%         1.27%         1.20%         1.20%*
  Ratio of Net Investment Income (loss)
   to Average  Net Assets                                       0.06%        (0.18)%       (0.19)%       (0.29)%*
  Ratio of Expenses (Before Fee Waivers)
   to Average Net Assets                                        1.38%         1.36%         1.37%         1.44%*
  Ratio of Net Investment Income (loss)
   Before Fee Waivers to Average Net Assets                    (0.09)%       (0.27)%       (0.36)%       (0.53)%*
  Portfolio Turnover Rate                                         12%           24%           37%            1%

(1) Commenced operations on August 4, 2000

*    Annualized.

+    Returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholders may pay on fund distributions or redemption of fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

CONSTELLATION INTERNATIONAL EQUITY FUND - CLASS II SHARES

FOR THE PERIODS ENDED OCTOBER 31:                            2003          2002          2001          2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $     5.23    $     6.19    $     9.28    $    10.00
Income From Investment Operations
  Net investment income (loss)                                  0.06          0.04          0.01         (0.01)
  Realized and unrealized gains (losses) on investments         1.21         (0.94)        (3.05)        (0.71)
  Total From Investment Operations                              1.27         (0.90)        (3.04)        (0.72)
Less Distributions
  Distributions from net investment income                     (0.03)        (0.06)        (0.02)           --
  Distributions from capital gains                                --            --         (0.03)           --
  Total Distributions                                          (0.03)        (0.06)        (0.05)           --
  Net Asset Value, End of Period                          $     6.47    $     5.23    $     6.19    $     9.28
Total Return+                                                  24.40%       (14.68)%      (32.91)%       (7.20)%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $   97,817    $   83,513    $  108,777    $  175,029
  Ratio of Expenses to Average Net Assets                       1.30%         1.32%         1.25%         1.25%*
  Ratio of Net Investment Income (loss)
   to Average  Net Assets                                       1.15%         0.63%         0.16%        (0.37)%*
  Ratio of Expenses Before Fee Waivers
   to Average Net Assets                                        1.60%         1.48%         1.45%         1.53%*
  Ratio of Net Investment Income (loss)
   Before Fee Waivers to Average Net Assets                     0.85%         0.47%        (0.04)%       (0.65)%*
  Portfolio Turnover Rate                                        128%           69%           44%           10%

(1) Commenced operations on August 4, 2000

*    Annualized.

+    Returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholders may pay on fund distributions or redemption of fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

CONSTELLATION PITCAIRN TAXABLE BOND FUND - CLASS II SHARES

FOR THE PERIODS ENDED OCTOBER 31:                            2003          2002          2001          2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $    10.47    $    10.98    $    10.09    $    10.00
Income From Investment Operations
  Net investment income (loss)                                  0.51          0.56          0.59          0.15
  Realized and unrealized gains (losses) on investments         0.26         (0.42)         0.90          0.09
  Total From Investment Operations                              0.77          0.14          1.49          0.24
Less Distributions
  Distributions from net investment income                     (0.51)        (0.56)        (0.60)        (0.15)
  Distributions from capital gains                                --         (0.09)           --            --
  Total Distributions                                          (0.51)        (0.65)        (0.60)        (0.15)
  Net Asset Value, End of Period                          $    10.73    $    10.47    $    10.98    $    10.09
Total Return+                                                   7.44%         1.46%        15.19%         2.36%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $   43,432    $   40,058    $   35,562    $   37,212
  Ratio of Expenses to Average Net Assets                       0.73%         0.78%         0.70%         0.70%*
  Ratio of Net Investment Income (loss)
   to Average  Net Assets                                       4.74%         5.35%         5.63%         6.51%*
  Ratio of Expenses Before Fee Waivers
   to Average Net Assets                                        0.97%         0.98%         0.99%         1.10%*
  Ratio of Net Investment Income (loss)
   Before Fee Waivers to Average Net Assets                     4.50%         5.15%         5.34%         6.11%*
  Portfolio Turnover Rate                                         24%           58%           54%            7%

(1) Commenced operations on August 4, 2000

*    Annualized.

+    Returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholders may pay on fund distributions or redemption of fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

CONSTELLATION PITCAIRN TAX-EXEMPT FUND - CLASS II SHARES

FOR THE PERIODS ENDED OCTOBER 31:                            2003          2002          2001          2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $    10.71    $    10.60    $    10.04    $    10.00
Income From Investment Operations
  Net investment income (loss)                                  0.44          0.44          0.45          0.10
  Realized and unrealized gains (losses) on investments         0.09          0.12          0.57          0.04
  Total From Investment Operations                              0.53          0.56          1.02          0.14
Less Distributions
  Distributions from net investment income                     (0.44)        (0.44)        (0.46)        (0.10
  Distributions from capital gains                             (0.03)        (0.01)           --            --
  Total Distributions                                          (0.47)        (0.45)        (0.46)        (0.10)
  Net Asset Value, End of Period                          $    10.77    $    10.71    $    10.60    $    10.04
Total Return+                                                   4.96%         5.41%        10.30%         1.43%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $  111,470    $  115,905    $  113,071    $   99,187
  Ratio of Expenses to Average Net Assets                       0.60%         0.60%         0.60%         0.60%*
  Ratio of Net Investment Income (loss)
   to Average  Net Assets                                       4.06%         4.19%         4.35%         4.88%*
  Ratio of Expenses Before Fee Waivers
   to Average Net Assets                                        0.74%         0.74%         0.77%         0.86%*
  Ratio of Net Investment Income (loss)
   Before Fee Waivers to Average Net Assets                     3.92%         4.05%         4.18%         4.62%*
  Portfolio Turnover Rate                                         14%           14%           23%           10%

(1) Commenced operations on August 11, 2000

*    Annualized.

+    Returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholders may pay on fund distributions or redemption of fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

CONSTELLATION SANDS SELECT GROWTH FUND - CLASS II SHARES

FOR THE PERIODS ENDED OCTOBER 31:                            2003          2002          2001          2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $     4.81    $     5.55    $     9.02    $    10.00
Income From Investment Operations
  Net investment income (loss)                                 (0.04)(2)     (0.04)        (0.04)        (0.01)
  Realized and unrealized gains (losses) on investments         1.36(2)      (0.70)        (3.43)        (0.97)
  Total From Investment Operations                              1.32         (0.74)        (3.47)        (0.98)
Less Distributions
  Distributions from net investment income                        --            --            --            --
  Distributions from capital gains                                --            --            --            --
  Total Distributions                                             --            --            --            --
  Net Asset Value, End of Period                          $     6.13    $     4.81    $     5.55    $     9.02
Total Return+                                                  27.44%       (13.33)%      (38.44)%       (9.80)%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $   43,878    $   32,818    $   39,326    $   54,794
  Ratio of Expenses to Average Net Assets                       1.17%         1.16%         1.15%         1.15%*
  Ratio of Expenses (Excluding Interest Expense)
   to Average Net Assets                                        1.17%         1.16%         1.15%         1.15%*
  Ratio of Net Investment Income (loss)
   to Average  Net Assets                                      (0.81)%       (0.69)%       (0.63)%       (0.61)%*
  Ratio of Expenses Before Fee Waivers
   to Average Net Assets                                        1.45%         1.43%         1.43%         1.50%*
  Ratio of Net Investment Income (loss)
   Before Fee Waivers to Average Net Assets                    (1.09)%       (0.96)%       (0.91)%       (0.96)%*
  Portfolio Turnover Rate                                         28%           24%           37%           13%

(1) Commenced operations on August 11, 2000

(2) Per share net investment income and net realized and unrealized gain calculated using average shares.

*    Annualized.

+    Returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholders may pay on fund distributions or redemption of fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

                               CONSTELLATION FUNDS

                               INVESTMENT ADVISER
                 Constellation Investment Management Company LP
                         1205 Westlakes Drive, Suite 280
                                Berwyn, PA 19312

                             INVESTMENT SUB-ADVISERS
                         Pitcairn Investment Management
                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                              Jenkintown, PA 19046

                       Oechsle International Advisors, LLC
                       One International Place, 23rd Floor
                                Boston, MA 02110

                    The Boston Company Asset Management, LLC
                             Mellon Financial Center
                                One Boston Place
                                Boston, MA 02108

                        Brandywine Asset Management, LLC
                         3 Christiana Centre, Suite 1200
                                201 N. Walnut St
                              Wilmington, DE 19801

                         Sands Capital Management, Inc.
                          1100 Wilson Blvd, Suite 3050
                               Arlington, VA 22209

                         Clover Capital Management, Inc.
                               110 Office Park Way
                               Pittsford, NY 14534

                                   DISTRIBUTOR
               Constellation Investment Distribution Company Inc.
                         1205 Westlakes Drive, Suite 280
                                Berwyn, PA 19312

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated August 1, 2004, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-224-6312

BY MAIL:   WRITE TO CONSTELLATION FUNDS AT:
P.O. Box 219520
Kansas City, Missouri 64105-9520
[BY INTERNET: http://www.cimcogroup.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-8104.

                               CONSTELLATION FUNDS

                  CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND
                    CONSTELLATION PITCAIRN SELECT VALUE FUND
                 CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND
                     CONSTELLATION SANDS SELECT GROWTH FUND
                      CONSTELLATION PITCAIRN SMALL CAP FUND
                   CONSTELLATION PITCAIRN FAMILY HERITAGE FUND
                     CONSTELLATION INTERNATIONAL EQUITY FUND
                    CONSTELLATION PITCAIRN TAXABLE BOND FUND
                   CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
                      CONSTELLATION CLOVER INCOME PLUS FUND

                                 AUGUST 1, 2004

                               INVESTMENT ADVISER:
                 CONSTELLATION INVESTMENT MANAGEMENT COMPANY, LP

                            INVESTMENT SUB-ADVISERS:
                         PITCAIRN INVESTMENT MANAGEMENT
                       OECHSLE INTERNATIONAL ADVISORS, LLC
                    THE BOSTON COMPANY ASSET MANAGEMENT, LLC
                        BRANDYWINE ASSET MANAGEMENT, LLC
                         SANDS CAPITAL MANAGEMENT, INC.
                         CLOVER CAPITAL MANAGEMENT, INC.

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the Constellation Pitcairn Diversified Value Fund ("Diversified Value Fund"), Constellation Pitcairn Select Value Fund ("Select Value Fund"), Constellation Pitcairn Diversified Growth Fund ("Diversified Growth Fund"), Constellation Sands Select Growth Fund ("Select Growth Fund"), Constellation Pitcairn Small Cap Fund ("Small Cap Fund"), Constellation Pitcairn Family Heritage Fund ("Family Heritage Fund"), Constellation International Equity Fund ("International Equity Fund"), Constellation Pitcairn Taxable Bond Fund ("Taxable Bond Fund"), Constellation Pitcairn Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund"), and Constellation Clover Income Plus Fund ("Income Plus Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Constellation Funds (the "Trust") and should be read in conjunction with the Constellation Funds' Prospectus dated August 1, 2004. The Prospectus may be obtained without charge by calling 1-866-242-5743.

                                TABLE OF CONTENTS

THE TRUST....................................................................S-

PERMITTED INVESTMENTS AND RISK FACTORS.......................................S-

INVESTMENT LIMITATIONS.......................................................S-

THE ADVISER..................................................................S-

THE ADMINISTRATOR............................................................S-

DISTRIBUTION AND SHAREHOLDER SERVICES........................................S-

TRUSTEES AND OFFICERS OF THE TRUST...........................................S-

COMPUTATION OF YIELD AND TOTAL RETURN........................................S-

PURCHASE AND REDEMPTION OF SHARES............................................S-

DETERMINATION OF NET ASSET VALUE.............................................S-

TAXES........................................................................S-

PORTFOLIO TRANSACTIONS.......................................................S-

VOTING.......................................................................S-

DESCRIPTION OF SHARES........................................................S-

SHAREHOLDER LIABILITY........................................................S-

LIMITATION OF TRUSTEES' LIABILITY............................................S-

CODE OF ETHICS...............................................................S-

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................S-

CUSTODIAN....................................................................S-

INDEPENDENT AUDITORS.........................................................S-

LEGAL COUNSEL................................................................S-

FINANCIAL STATEMENTS.........................................................S-

APPENDIX....................................................................A-1

THE TRUST

This Statement of Additional Information relates only to the Diversified Value Fund, Select Value Fund, Diversified Growth Fund, Select Growth Fund, Small Cap Fund, Family Heritage Fund, International Equity Fund, Taxable Bond Fund, Tax-Exempt Bond Fund, and Income Plus Fund (each a "Fund" and, together the "Funds"). Each is a separate series of Constellation Funds (formerly, Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust October 25, 1993, and amended on December 10, 1998 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Each Fund offers Class II shares. The Select Growth Fund also offers Class I Shares. Except for differences between the Class I Shares and Class II Shares pertaining to distribution and shareholder servicing costs, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

Effective as of the close of business on [July 31], 2004, the above-referenced Funds acquired all of the assets and liabilities of the Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage Fund, Pitcairn International Equity Fund, Pitcairn Taxable Bond Fund, and Pitcairn Tax-Exempt Bond Fund (collectively, the "Pitcairn Predecessor Funds" or the "Predecessor Fund"), respectively. Performance information presented prior to that date refers to that Fund's performance as a predecessor Fund. Capitalized terms not defined herein are defined in the prospectus offering shares of the Funds.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectus. Each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below unless otherwise indicated.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BANK OBLIGATIONS

Bank obligations of United States and foreign commercial banks or savings and loan institutions which the Funds may buy include certificates of deposit, time deposits and bankers' acceptances. A certificate of deposit is an interest-bearing instrument with a specific maturity issued by a bank or savings and loan institution in exchange for the deposit of funds that normally can be traded in the secondary market prior to maturity. A time deposit is an account containing a currency balance pledged to remain at a particular bank for a specified period in return for payment of interest. A bankers' acceptance is a bill of exchange guaranteed by a bank or trust company for payment within one to six months. Bankers' acceptances are used to provide manufacturers and exporters with capital to operate between the time of manufacture or export and payment by the purchaser.

BORROWING

The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

BRADY BONDS

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. In addition, they are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized

Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

         Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

         Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

CERTIFICATES OF DEPOSIT

A certificate of deposit is a negotiable, interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

COMMERCIAL PAPER

Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a day to nine months.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DEPOSITARY RECEIPTS

Depositary Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. American Depositary Receipts ("ADRs") in registered form, are designed for use in U.S. securities markets. Such depositary receipts may be sponsored by the foreign issuer or may be unsponsored. The Funds may also invest in European and Global Depositary Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depositary receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depositary receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). See later in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

EQUITY-LINKED WARRANTS

Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the rice, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDSSM, NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the 1940 Act. Ordinarily investments in ETFS are subject to the limitations on investments in other investment companies, as described in the section "Investment Companies" below. However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, CIMCO or the Fund's Sub-Adviser will review the situation and take appropriate action.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

Also, when a Manager anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

GOVERNMENT PASS-THROUGH SECURITIES

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within HUD. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

MORTGAGE DOLLAR ROLLS

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. Government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, CIMCO will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds CIMCO advises. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian imposes a practical limit on the leverage these transactions create. As a matter of operating policy, no Fund will purchase additional portfolio securities when borrowings exceed 5% of total assets.

LOAN PARTICIPATIONS

The High Yield Fund may invest in loan participations. Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank, which has negotiated and structured the loan to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

LOWER RATED SECURITIES

The Funds, except for the Core Fixed Income Fund and the Short Duration Funds, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, CIMCO could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the tax code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Bond Obligations ("CBO")

A CBO is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Parallel Pay Securities; PAC Bonds

Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

MUNICIPAL SECURITIES

The Taxable Bond Fund and the Tax-Exempt Bond Fund may invest in municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The two principal classifications of municipal securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. A Fund may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "municipal securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

Municipal securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by HUD. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

The quality of municipal securities, both within a particular classification and between classifications, will vary, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality municipal securities with the same maturity, interest rate and rating(s) may have different yields, while municipal securities of the same maturity and interest rate with different rating(s) may have the same yield.

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

MUNICIPAL LEASES

The Funds may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation.

NON-DIVERSIFICATION

The TIP Financial Services, TIP Healthcare & Biotechnology and TIP Tax-Managed U.S. Equity Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although CIMCO or the sub-advisers generally do not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities that are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that each Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer) as to 50% of its assets.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the investment strategies employed by the Funds. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. Please refer to the table under the section "Portfolio Transactions" for each Fund's portfolio turnover rate.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (CIMCO monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Additionally, a Fund may purchase restricted securities in excess of the Fund's limitation on investments in illiquid securities if a Manager determines that such restricted securities are liquid. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

The Clover Core Fixed Income Fund and the Chartwell Short Duration Funds will not utilize short sales as an investment technique.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS; INSTRUMENTALITIES

Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission ("SEC") or issue securities under Rule 144A of the 1933 Act, as amended. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed in "Foreign Securities," above.

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and Receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Corporate and Municipal Zero Coupon Securities: Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

GENERAL INVESTMENT POLICIES

The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

1.       Each Fund may enter into options transactions.

2.       Each Fund may enter into repurchase agreements.

3. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy. The Diversified Value Fund, Select Value Fund, Diversified Growth Fund, Select Growth Fund, Small Cap Fund, Family Heritage Fund, International Equity Fund, Taxable Bond Fund, Tax-Exempt Bond Fund and Income Plus Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. Each of the Diversified Value, Small Cap, Diversified Growth, International Equity, and Tax-Exempt Bond Funds may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

In addition, the Tax-Exempt Bond Fund, under normal circumstances, must invest its Assets (net assets plus the amount of borrowings for investment purposes) so that at least 80% of the income it distributes will be exempt from federal income tax.

         These investment restrictions and each Fund's "investment goal" stated as such in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

The Diversified Value Fund, Select Value Fund, Diversified Growth Fund, Select Growth Fund, Small Cap Fund, Family Heritage Fund, International Equity Fund, Taxable Bond Fund, Tax-Exempt Bond Funds may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by
Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, 15% or more of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

Non-Fundamental Policies - Portfolio Composition

Small Cap Fund - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in securities of small capitalization companies as defined from time to time in the Fund's current prospectus.

International Equity Fund - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in equity securities.

Taxable Bond Fund - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in taxable bonds as defined from time to time in the Fund's current prospectus.

Tax-Exempt Bond Fund - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in bonds as defined from time to time in the Fund's current prospectus.

THE ADVISER

The Trust and Constellation Investment Management Company, LP (formerly Concentrated Capital Management, LP, "CIMCO" or the "Adviser"), have entered into an advisory agreement (the "Advisory Agreement") dated March 4, 2004. CIMCO is a professional investment management firm founded on May 19, 2000. Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each Fund's Sub-Adviser(s). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

MANAGER OF MANAGERS OPTION

The Trust may, on behalf of a Fund, seeks to achieve its investment objective by using a "manager of managers" structure. Under a manager of managers structure, CIMCO acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among sub-advisers, and to recommend that the Trustees hire, terminate or replace sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional Sub-Advisers for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager-of-managers approach is chosen.

For the fiscal years ended October 31, 2001, 2002 and 2003, the Predecessor Funds paid (waived) the following advisory fees and reimbursed the following expenses:

                                           ADVISORY FEES PAID
                                          (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                               ------------------------------------------   ------------------------------------------
                                   2001            2002            2003           2001          2002          2003
                               ------------   ------------   ------------   ------------   ------------   ------------
Diversified Value Fund         $    835,139   $    813,639   $    712,673   $    249,076   $    154,726   $    165,747
Select Value Fund              $    336,471   $    315,657   $    234,137   $    129,289   $     98,360   $    106,492
Diversified Growth Fund        $    677,885   $    576,917   $    461,482   $    226,448   $    124,045   $    125,125
Select Growth Fund             $    258,674   $    226,983   $    204,967   $    126,584   $    105,478   $    102,912
Small Cap Fund                 $    298,248   $    212,119   $    460,367   $    124,059   $     68,507   $     52,270
Family Heritage Fund           $    650,733   $    619,489   $    493,897   $    147,620   $     68,740   $    100,922
International Equity Fund      $  1,067,978   $    784,520   $    533,394   $    281,204   $    161,088   $    254,090
Taxable Bond Fund              $     43,970   $     74,056   $     59,632   $    107,215   $     74,320   $     97,083
Tax-Exempt Fund                $    129,323   $    178,892   $    184,149   $    180,771   $    157,408   $    159,640

*     Not in operation during the period.

As described in the prospectus, the Funds are subject to base investment advisory fees that may be adjusted if a Fund outperforms or under-performs a stated benchmark. These performance fee adjustments will take effect after the Funds have been in operation for more than one year. Set forth below is information about the advisory fee arrangements of these Funds:

                                                                                                          HIGHEST /
                                                                              BASE          ANNUAL        LOWEST
                                                                            ADVISORY      ADJUSTMENT     POSSIBLE
       FUND                BENCHMARK        REQUIRED EXCESS PERFORMANCE       FEE           RATE        ADVISORY FEE
-------------------    ------------------   ----------------------------  ------------   ------------  --------------
Diversified Value      Russell 1000                  +/- 2.00%                0.70%       +/- 0.10%     0.80% / 0.60%
Fund                   Value Index
-------------------    ------------------   ----------------------------  ------------   ------------  --------------
Select Value           Russell 1000
Fund                   Value Index                   +/- 3.00%                0.70%       +/- 0.10%     0.80% / 0.60%
-------------------    ------------------   ----------------------------  ------------   ------------  --------------
Diversified Growth     Russell 1000
Fund                   Growth Index                  +/- 2.00%                0.70%       +/- 0.10%     0.80% / 0.60%
-------------------    ------------------   ----------------------------  ------------   ------------  --------------
Select Growth          Russell 1000
Fund                   Growth Index                  +/- 3.50%                0.85%       +/- 0.15%     1.00% / 0.70%
-------------------    ------------------   ----------------------------  ------------   ------------  --------------
Small Cap Fund         Russell 2000
                       Index                         +/- 2.50%                0.70%       +/- 0.10%     0.80% / 0.60%
-------------------    ------------------   ----------------------------  ------------   ------------  --------------
Family Heritage(R)     Wilshire 5000
Fund                   Index                         +/- 2.50%                0.90%       +/- 0.10%     1.00% / 0.80%
-------------------    ------------------   ----------------------------  ------------   ------------  --------------
International          MSCI All
Equity Fund            Country World
                       ex U.S. Index                 +/- 2.00%                0.95%       +/- 0.10%     1.05% / 0.85%
-------------------    ------------------   ----------------------------  ------------   ------------  --------------
Taxable Bond           Lehman
Fund                   Government/Credit
                       Index                         +/- 1.00%                0.40%       +/- 0.08%     0.48% / 0.32%
-------------------    ------------------   ----------------------------  ------------   ------------  --------------
Tax-Exempt             Lehman
Bond Fund              Government
                       Municipal Bond
                       Index                         +/- 1.00%                0.30%       +/- 0.06%     0.36% / 0.24%
-------------------    ------------------   ----------------------------  ------------   ------------  --------------
Income Plus Fund       S&P 500 Index             +/- 5.01% or more           + 0.80%      +/- 0.10      0.90% / 0.70%
                                                +/- 4.01% to 5.00%                       +/- 0.075%
                                                +/- 3.01% to 4.00%                        +/- 0.05%
                                                +/- 2.01% to 3.00%                       +/- 0.025%
                                                 +/- 2.00% or less                            0
-------------------    ------------------   ----------------------------  ------------   ------------  --------------

Each Fund's base fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Each Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Diversified Value Fund's average net assets as of a March 31 month-end was $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Diversified Value Fund's base fee for March is $32,699 ($55,000,000 x 0.70%, x 31/365). If the Diversified Value Fund outperformed (or underperformed) the Russell 1000 Value Index by less than 2.00% over this performance period, then there is no adjustment to the Fund's base fee. If the Diversified Value Fund outperformed (or underperformed) the Russell 1000 Value Index by 2.00% or more over this performance period, then CIMCO's advisory fees would increase (or decrease) by $4,247 ($50,000,000 x 0.10%, x 31/365).

Because the adjustment to each Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

THE SUB-ADVISERS

Pitcairn Investment Management ("Pitcairn"), a registered investment adviser, is a division of Pitcairn Trust Company ("PTC"). The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, Jenkintown, Pennsylvania 19046. PTC was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 75 years. Pitcairn was formed as a division of PTC in order to provide investment advisory and Manager selection services to the Trust. As a bank, within the meaning of the Investment Advisers Act of 1940, as amended, PTC is currently not required to register with the SEC as an investment adviser, and is not so registered. Beginning May 12, 2001, banks serving as advisers to mutual funds have been required to register with the SEC as investment advisers unless such services were performed through a "separately identifiable department or division," and not the bank itself, in which case the separately identifiable department or division could so register. Accordingly, Pitcairn was registered as an investment adviser with the SEC as a separately identifiable division within PTC effective March 27, 2001 pursuant to an order granted by the SEC. As of June 30, 2004, Pitcairn had approximately $2.2 billion in assets under management.

As described in the prospectus, Pitcairn will receive base investment sub-advisory fees with respect to each Fund that it sub-advises that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Any such performance fee adjustments will take effect only after the Funds have been in operation for more than one year. Set forth below is information about the sub-advisory fee arrangements of these Funds:

                                                                                                               HIGHEST /
                                                                                                                LOWEST
                                                                                                 ANNUAL        POSSIBLE
                                             REQUIRED EXCESS                                   ADJUSTMENT    SUB-ADVISORY
        FUND               BENCHMARK           PERFORMANCE         BASE SUB-ADVISORY FEE          RATE            FEE
--------------------   -----------------     ---------------     -------------------------     ----------    -------------
                                                                 0.65% on the value of the
                                                                 assets on the date of the
                                                                 reorganization, and 0.45%
Diversified Value         Russell 1000                            on the value of assets                       0.725% /
Fund                      Value Index           +/- 2.00%           above that amount*         +/- 0.075%       0.675%
--------------------   -----------------     ---------------     -------------------------     ----------    -------------
                                                                 0.65% on the value of the
                                                                 assets on the date of the
                                                                 reorganization, and 0.45%
                          Russell 1000                            on the value of assets                       0.725% /
Select Value Fund         Value Index           +/- 3.00%           above that amount*         +/- 0.075%       0.675%
--------------------   -----------------     ---------------     -------------------------     ----------    -------------
                                                                 0.65% on the value of the
                                                                 assets on the date of the
                                                                 reorganization, and 0.45%
Diversified Growth        Russell 1000                            on the value of assets                       0.725% /
Fund                      Growth Index          +/- 2.00%           above that amount*         +/- 0.075%       0.675%
--------------------   -----------------     ---------------     -------------------------     ----------    -------------
                                                                 0.65% on the value of the
                                                                 assets on the date of the
                                                                 reorganization, and 0.50%
Small Cap Fund            Russell 2000          +/- 2.50%         on the value of assets                       0.725% /
                             Index                                  above that amount*         +/- 0.075%       0.675%
--------------------   -----------------     ---------------     -------------------------     ----------    -------------
                                                                 0.80% on the value of the
                                                                 assets on the date of the
                                                                 reorganization, and 0.50%
Family Heritage(R)       Wilshire 5000                            on the value of assets                       0.875% /
Fund                          Index              +/- 2.50%           above that amount*         +/- 0.075%       0.725%
--------------------   -----------------     ---------------     -------------------------     ----------    -------------
                                                                 0.30% on the value of the
                                                                 assets on the date of the
                             Lehman                              reorganization, and 0.25%
                       Government/Credit                          on the value of assets
Taxable Bond Fund            Index              +/- 1.00%           above that amount*         +/- 0.06%     0.36% / 0.24%
--------------------   -----------------     ---------------     -------------------------     ----------    -------------
                       Lehman Government
                         Municipal Bond                          0.25% on the value of the                     0.295% /
Tax-Exempt Bond Fund         Index              +/- 1.00%           assets in the Fund         +/- 0.045%       0.205%
--------------------   -----------------     ---------------     -------------------------     ----------    -------------

* Levels of fund net assets for purposes of the fee breakpoints will be set as of the date of the reorganization.

Pitcairn's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Pitcairn's performance adjustment with respect to each sub-advised Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Pitcairn's base fee.

For example, assume that the Diversified Value Fund's average net assets as of a March 31 month-end was $55,000,000 (for purposes of this example, assume that this is the same value of the assets on the date of the reorganization), the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. Pitcairn's base sub-advisory fee for sub-advising the Diversified Value Fund for March is $30,363 ($55,000,000 x 0.65%, x 31/365). If the Diversified Value Fund outperformed (or underperformed) the Russell 1000 Value Index by less than 2.00% over this performance period, then there is no adjustment to Pitcairn's base fee. If the Diversified Value Fund outperformed (or underperformed) the Russell 1000 Value Index by 2.00% or more over this performance period, then Pitcairn's sub-advisory fees would increase (or decrease) by $3,503 ($50,000,000 x 0.075%, x 31/365).

Sands Capital Management, Inc. ("Sands Capital Management") located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209 serves as investment sub-adviser to the Constellation Sands Select Growth Fund. As a sub-adviser, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of June 30, 2004, Sands Capital Management had approximately $8.5 billion in assets under management.

As described in the prospectus, Sands Capital Management will receive base investment sub-advisory fees with respect to the Select Growth Fund that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Any such performance fee adjustment will take effect only after the Fund has been in operation for more than one year. Set forth below is information about the sub-advisory fee arrangements of this Fund:

                                                                                                      HIGHEST /
                                                                                                       LOWEST
                                                                                        ANNUAL        POSSIBLE
                                      REQUIRED EXCESS                                 ADJUSTMENT    SUB-ADVISORY
        FUND            BENCHMARK       PERFORMANCE       BASE SUB-ADVISORY FEE          RATE            FEE
------------------    ------------    ---------------    -----------------------     -----------    ------------
                                                         0.50% on the first $100
                                                          million of allocated
                                                          assets, and 0.45% on
                      Russell 1000                       allocated assets above
Select Growth Fund    Growth Index       +/- 3.50%            $100 million           +/- 0.115%     0.615%/0.385%

Sands Capital Management's base fee with respect to the Select Growth Fund is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Sands Capital Management's performance adjustment with respect to the Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Sands Capital Management's base fee.

For example, assume that the Select Growth Fund's average net assets as of a March 31 month-end was $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. Sands Capital Management's base sub-advisory fee for sub-advising the Select Growth Fund for March is $23,356 ($55,000,000 x 0.50%, x 31/365). If the Select Growth Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to Sands Capital Management's base fee. If the Select Growth Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then Sands Capital Management's sub-advisory fees would increase (or decrease) by $4,777 ($50,000,000 x 0.1125%, x 31/365).

Oechsle International Advisors, LLC ("Oechsle") has offices at One International Place, 23rd Floor, Boston, Massachusetts 02110. Oechsle served as the sole Manager of the International Equity Fund from its inception through December 31, 2002 and also served as the sub-adviser to the Pitcairn Trust Company International Common Trust Fund (the predecessor fund) from April 1, 1999 until the inception of the Pitcairn International Equity Fund. Oechsle was formed in 1986 and, as of June 30, 2004, it had approximately $16.2 billion of assets under management. Oechsle serves as one of three sub-advisers to the International Equity Fund, and Oechsle receives an investment sub-advisory fee of 0.40% of the average daily net assets allocated to it for sub-advisory purposes.

The Boston Company Asset Management, LLC ("TBCAM") has offices at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. TBCAM was founded in 1970 and is a wholly owned subsidiary of Mellon Financial Corporation. As of June 30, 2004, TBCAM had approximately $36.4 billion of assets under management. TBCAM serves as one of three sub-advisers to the International Equity Fund, and TBCAM receives an investment sub-advisory fee of 0.70% of the average daily net assets allocated to it for sub-advisory purposes.

Brandywine Asset Management, LLC ("Brandywine") has offices at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. Brandywine was founded in 1986 and is a wholly owned subsidiary of Legg Mason, Inc. As of June 30, 2004 Brandywine had approximately $14.6 billion of assets under management. Brandywine serves as one of three sub-advisers to the International Equity Fund.

As described in the prospectus, Brandywine will receive base investment sub-advisory fees with respect to the International Equity Fund that may be adjusted if the Fund outperforms or under-performs its stated benchmark. While the Fund will not pay any performance fee adjustment to the Adviser until after the Fund has been in operation for more than one year, the Adviser may calculate a performance-related adjustment to Brandywine's base sub-advisory fee during this interim period. Any such performance adjustment will be based, at least in part, upon performance achieved by Brandywine as sub-adviser to the Fund's predecessor, the Pitcairn International Equity Fund. Set forth below is information about the sub-advisory fee arrangements of this Fund:

                                                                                                             HIGHEST /
                                                                                                              LOWEST
                                                                                               ANNUAL        POSSIBLE
                                                 REQUIRED EXCESS                             ADJUSTMENT    SUB-ADVISORY
        FUND                 BENCHMARK             PERFORMANCE       BASE SUB-ADVISORY FEE      RATE            FEE
--------------------   --------------------   -------------------    ---------------------   ----------    --------------
                       Morgan Stanley
                       Capital
                       International All
                       Country World Free
International Equity   ex-U.S. Index
Fund                   ("EAFE")                     +/- 1.25%                0.45%           +/- 0.25%     0.70% / 0.20%

Brandywine's base fee with respect to the International Equity Fund is accrued daily and paid quarterly, based on the Fund's average net assets during the current quarter. Brandywine's performance adjustment with respect to the Fund's performance is calculated monthly (and paid quarterly) by comparing the Brandywine sub-advised portion of the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets Brandywine sub-advised portion of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Brandywine's base fee.

For example, assume that the average net assets of the Brandywine sub-advised portion of the International Equity Fund as of a March 31 month-end was $55,000,000, the average net assets of the Fund allocated to Brandywine over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. Brandywine's base sub-advisory fee for March is $21,021 ($55,000,000 x 0.50%, x 31/365). If the portion of the International Equity Fund that Brandywine sub-advised outperformed (or underperformed) the EAFE by less than 1.25% over this performance period, then there is no adjustment to Brandywine's base fee. If the portion of the International Equity Fund that Brandywine sub-advised outperformed (or underperformed) the EAFE by 1.25% or more over this performance period, then Brandywine's sub-advisory fees would increase (or decrease) by $10,616 ($50,000,000 x 0.25%, x 31/365).]

Clover Capital Management, Inc. ("Clover Capital"), 11 Tobey Village Office Park, Pittsford, New York 14534, serves as investment sub-adviser to the Income Plus Fund. Clover Capital is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of Clover Capital's outstanding voting stock. As of June 30, 2004 Clover Capital had discretionary management authority with respect to approximately $2.2 billion of assets under management. In addition to providing sub-advisory services to the Funds mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

As described in the prospectus, Clover Capital will receive base investment sub-advisory fees with respect to the Income Plus Fund that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Any such performance fee adjustment will take effect only after the Fund has been in operation for more than one year. Set forth below is information about the sub-advisory fee arrangements of this Fund:

                                                                                                           HIGHEST /
                                                                                                            LOWEST
                                                                                                           POSSIBLE
                                             REQUIRED EXCESS      BASE SUB-ADVISORY        ANNUAL        SUB-ADVISORY
        FUND              BENCHMARK            PERFORMANCE               FEE           ADJUSTMENT RATE        FEE
------------------    ----------------    -------------------    ------------------    ---------------   --------------
                                            +/- 5.01% or more                             +/- 0.075
                                           +/- 4.01% to 5.00%                           +/- 0.05625%
                                           +/- 3.01% to 4.00%                            +/- 0.0375%
Clover Income Plus                         +/- 2.01% to 3.00%                           +/- 0.01875%       0.675% /
Fund                   S&P 500 Index        +/- 2.00% or less           0.60%                 0             0.525%

Clover Capital's base fee with respect to the Income Plus Fund is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Clover Capital's performance adjustment with respect to the Fund's performance is calculated and paid monthly by comparing the performance of the Fund to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Clover Capital's base fee.

For example, assume that the average net assets of the Income Plus Fund as of a March 31 month-end was $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. Clover Capital's base sub-advisory fee for March is $28,027 ($55,000,000 x 0.60%, x 31/365). If the Income Plus Fund outperformed (or underperformed) the S&P 500 by 2.00% or less than over this performance period, then there is no adjustment to Clover Capital's base fee. If the Income Plus Fund outperformed (or underperformed) the S&P 500 Fund by 2.50% over this performance period, then Clover Capital's sub-advisory fees would increase (or decrease) by $796 ($50,000,000 x 0.01875%, x 31/365). If the Income Plus Fund outperformed (or underperformed) the S&P 500 Fund by 5.01% over this performance period, then Clover Capital's sub-advisory fees would increase (or decrease) by $3,184 ($50,000,000 x 0.075%, x 31/365).

The Sub-Advisers manage a portion of each of their Funds' assets, which allocation is determined by the Trustees upon the recommendation of CIMCO. The Sub-Advisers make the investment decisions for the assets of the Funds allocated to it, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

For their respective services, the Sub-Advisers receive a fee from CIMCO, which is calculated daily and paid monthly. Each Sub-Advisory Agreement provides that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS

On January 29, 2004, the Board of Trustees held a meeting to decide, among other things, whether to hire CIMCO to serve as the investment adviser to the Funds. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO. The Trustees used this information, as well as information that other Fund service providers submitted to the Board, to help them decide whether to approve the Advisory Agreement.

Before this meeting, the Board requested and received written materials from CIMCO about its (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Funds are charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of CIMCO's profitability from its Fund-related operations; (h) CIMCO's compliance systems; (i) CIMCO's policies on and compliance procedures for personal securities transactions; (j) CIMCO's reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from CIMCO presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's advisory and sub-advisory fees and other aspects of their respective agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that CIMCO's fees are reasonable in light of the services that they provide to the Funds they advise; and (c) agreed to renew the Agreements for another year.

On June 14, 2004 the Board of Trustees held a similar meeting to decide whether to approve the respective sub-advisory agreements between CIMCO and Pitcairn, Oechsle, TBCAM, Brandywine and Sands Capital (together with Turner, Clover and Chartwell, the "Sub-Advisers"). In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and the Sub-Advisers. The Trustees used this information, as well as information that other Fund service providers submitted to the Board, to help them decide whether to approve the Advisory and each Sub-Advisory Agreement.

Before this meeting, the Board requested and received written materials from CIMCO and the Sub-Advisers about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Funds are charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of CIMCO's and the Sub-Advisers' profitability from their Fund-related operations; (h) CIMCO's and the Sub-Advisers' compliance systems; (i) CIMCO's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) CIMCO's and the Sub-Advisers' reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from CIMCO and the Sub-Advisers presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and the Sub-Advisers' advisory and sub-advisory fees and other aspects of their respective agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and the Sub-Advisers' oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisory and Sub-Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisory and Sub-Advisory Agreements are fair and reasonable; (b) concluded that CIMCO's and the Sub-Advisers' fees are reasonable in light of the services that they provide to the Funds they advise; and (c) agreed to renew the Agreements for another year.

THE ADMINISTRATOR

The Trust and CIMCO (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

SEI Investments Global Funds Services ("SIGFS"), a Delaware business trust that has its principal business offices at Oaks, Pennsylvania 19456, serves as the Trust's Sub-Administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended October 31, 2001, 2002 and 2003, the Predecessor Funds paid the following administrative fees (net of waivers):

                                              ADMINISTRATIVE
                                                FEES PAID
                                      ------------------------------
                                        2001       2002       2003
                                      ------------------------------
          Diversified Value Fund      $123,910   $110,670   $100,391
          Select Value Fund           $ 69,921   $ 70,047   $ 70,000
          Diversified Growth Fund     $103,352   $ 81,775   $ 70,882
          Select Growth Fund          $ 69,921   $ 70,047   $ 70,000
          Small Cap Fund              $ 69,921   $ 70,047   $ 70,000
          Family Heritage Fund        $ 72,389   $ 70,487   $ 70,000
          International Equity Fund   $113,631   $ 81,992   $ 80,000
          Taxable Bond Fund           $ 69,921   $ 70,000   $ 70,000
          Tax-Exempt Bond Fund        $ 82,692   $ 89,680   $ 91,677

          * Not in operation during the period.

DISTRIBUTION AND SHAREHOLDER SERVICES

Constellation Investment Distribution Company, Inc. (formerly Turner Investment Distributors, Inc., the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution

Agreement") with respect to the Funds. The Distributor's principal place of business is 1205 Westlakes Drive, Berwyn, PA 19312. The Distributor is a registered broker-dealer, and is a wholly-owned by Constellation Partners LLC. The Distributor is affiliated through common ownership with CIMCO.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

Each Fund has adopted a Distribution and Shareholder Service Plan for Shares (the "Class II Plan") under which firms, including the Distributor, that provide shareholder and distribution services may receive compensation therefore. Under the Class II Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.

In addition, the Funds may enter into such arrangements directly. Under the Class II Plan, a plan under which the provisions providing for distribution services were adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor is entitled to receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or
(ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. In addition, under the Class II Plan, the Distributor is entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Providers; (iv) responding to inquiries from shareholders concerning their investment in Shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or its service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders. Currently, each Fund is authorized to pay shareholder service fees under the Class II Plan, but no Fund is authorized to pay distribution fees under the Class II Plan.

For the fiscal year ended October 31, 2003, the Predecessor Funds paid the following in Distribution and Shareholder Servicing fees:

                                                  2003
                           --------------------------------------------------
                           DISTRIBUTION FEES PAID  SHAREHOLDER SERVICING FEES
                                                             PAID
                           ----------------------  --------------------------
Diversified Value Fund              $ --                  $ 313,722
Select Value Fund                   $ --                  $ 121,653
Diversified Growth Fund             $ --                  $ 209,501
Select Growth Fund                  $ --                  $  90,553
Small Cap Fund                      $ --                  $ 183,085
Family Heritage Fund                $ --                  $ 165,227
International Equity Fund           $ --                  $ 207,233
Taxable Bond Fund                   $ --                  $  97,947
Tax-Exempt Bond Fund                $ --                  $ 286,491

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. Trustees are experienced business persons, who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide essential management services to the Trust, and to review performance. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

Unless otherwise noted, the business address of each Trustee and each Executive Officer is 1205 Westlakes Drive, Berwyn, PA 19312.

INTERESTED TRUSTEE

JOHN H. GRADY, JR. (DOB 06/01/61) - Trustee - President and CEO of CIMCO since 2003. Executive Vice President & Secretary from 2001 to 2003 - General Counsel, Chief Legal Officer of Turner from 2001 to 2003. CID President, Chief Operating Officer since September 2001. Partner, Morgan, Lewis & Bockius LLP (law firm) (October 1995-January 2001).

NON-INTERESTED TRUSTEES

RONALD FILANTE (DOB 11/19/45) - Trustee - Associate Professor of Finance, Pace University, since 1987.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee - Treasurer, Thomas Jefferson University, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee since 2004 - Executive Director, JFS Consulting. Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company), (1993-1999).

EXECUTIVE OFFICERS

PETER GOLDEN (DOB 6/27/64) - SEI Investments, Oaks PA, 19456 - Controller and Chief Financial Officer since 2001 - Director of Funds Accounting of SEI Investments (investment management company) since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co. (investment bank), March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000; Administration Officer/Mutual Fund Servicing Brown Brothers Harriman (private bank), May 1993 to June 1997.

LYDIA A. GAVALIS (DOB 06/05/64) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1999 - Vice President and Assistant Secretary of SEI Investments (investment management company) since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange (stock exchange), 1989-1998.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Vice President and Assistant Secretary of SEI Investments (investment management company) since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (investment management company) (1998 - 2000). Associate at Pepper Hamilton LLP (law firm) (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm) (1994-1997).

TIMOTHY D. BARTO (DOB 3/28/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments (investment management company) since December 1999. Associate at Dechert Price & Rhoads (law firm) (1997-1999). Associate at Richter, Miller & Finn (law firm) (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000-Employed by SEI Investments (investment management company) since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (law firm) (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (law firm) (1990-1991).

ANTOINETTE C. ROBBINS (DOB 3/23/63) - Vice President since 2004 - Employed by CIMCO as Vice President and Director of Compliance since 2004. Previously, Vice President and Director of Compliance of Turner Investment Partners, Inc. (investment management company) (2002-2004). Senior Gift Planning Officer, American Civil Liberties Union (2001-2002). Assistant Vice President and Counsel, Equitable Life Assurance Society of the United States (insurance company) (1996-2002).

JOHN J. CANNING (DOB 11/15/70) - Vice President and Assistant Secretary since 2004 - Employed by CIMCO as Vice President and Director of Mutual Fund Administration and Operations since 2004. Previously, Assistant Director of Mutual Fund Administration and Operations, Sub-Advisory Institutional Service Product Manager for Turner Investment Partners, Inc. (investment management company) (2000-2004). Portfolio Implementation Analyst, SEI Investments (investment management company) (1998-2000). Transfer Agent Manager, Pilgrim Baxter and Associates (investment management company) (1998).

RAMI LIVELSBERGER (DOB 11/14/74) - Vice President and Assistant Secretary since 2004 - Employed by CIMCO as [new title] since 2004. Previously, Compliance Officer, Legal Assistant for Turner Investment Partners, Inc. (investment management company) (2001-2004). Legal Assistant, Morgan Lewis & Bockius LLP (law firm) (1999-2001).

FUND SHARES OWNED BY TRUSTEES. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Act.

NAME                DOLLAR RANGE OF FUND SHARES (FUND)   AGGREGATE DOLLAR RANGE
                                                         OF SHARES (ALL FUNDS)
----                ----------------------------------   ----------------------
John H. Grady       $0                                   $0
Ronald Filante      $0                                   $0
Alfred C. Salvato   $0                                   $0
Janet F. Sansone*   $0                                   $0

* Ms. Sansone was not a Trustee as of the end of the most recently completed calendar year. She was elected Trustee in March 2004.

OWNERSHIP IN SECURITIES OF CIMCO AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.


                  OWNER AND                           VALUE OF SECURITIES   PERCENT OF CLASS
                  RELATIONSHIP             TITLE OF   ON AN AGGREGATE       ON AN AGGREGATE
TRUSTEE           TO TRUSTEE     COMPANY   CLASS      BASIS                 BASIS
---------------   ------------   -------   --------   -------------------   ----------------
Ronald Filante                   None
Alfred Salvato                   None
Janent Sansone*                  None

* Ms. Sansone was not a Trustee as of the end of December 31, 2003. She was elected Trustee in March 2004.

The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of CIMCO. The independent Trustees receive an annual retainer of $5,400 payable quarterly. In addition, independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. Compensation of officers and interested Trustees of the Trust is paid by CIMCO or the Administrator. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2003, there were four regular meetings and two special meetings of the Board of Trustees. The then current Trustees received the following compensation from the
Trust:

                         AGGREGATE                                                        TOTAL COMPENSATION FROM
                     COMPENSATION FROM          PENSION OR                                  REGISTRANT AND FUND
                     REGISTRANT FOR THE    RETIREMENT BENEFITS     ESTIMATED ANNUAL      COMPLEX PAID TO TRUSTEES
 NAME OF PERSON,     FISCAL YEAR ENDED      ACCRUED AS PART OF       BENEFITS UPON       FOR THE FISCAL YEAR ENDED
     POSITION        SEPTEMBER 30, 2003       FUND EXPENSES           RETIREMENT            SEPTEMBER 30, 2003
------------------   -------------------   -------------------     ----------------     ---------------------------
Stephen J. Kneeley         $    0                  N/A                    N/A           $0 for service on one Board
                                                                                          $[8,100] for service on
Ronald Filante (1)         $8,100                  N/A                    N/A                    one Board
                                                                                          $[8,100] for service on
Alfred Salvato1 (1)        $8,100                  N/A                    N/A                   two Boards

(1) Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

The Audit Committee is comprised of each of the independent Trustees. The independent Trustees receive a fee of $175 per audit committee attended. During that period, there was one meeting of the Audit committee. All of the members of the Audit Committee were present for that meeting.


COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Based on the foregoing, the 30-day yield for Pitcairn Predecessor Funds, as of 30-day period ended October 31, 2003 were as follows:

                        FUND            CLASS      30-DAY YIELD
         ---------------------------- ----------- ---------------
         Diversified Value Fund        Class II       1.18%
         ---------------------------- ----------- ---------------
         Select Value Fund             Class II       0.73%
         ---------------------------- ----------- ---------------
         Diversified Growth Fund       Class II       0.00%
         ---------------------------- ----------- ---------------
         Select Growth Fund            Class II       0.00%
         ---------------------------- ----------- ---------------
         Small Cap Fund                Class II       0.00%
         ---------------------------- ----------- ---------------
         Family Heritage Fund          Class II       0.00%
         ---------------------------- ----------- ---------------
         International Equity Fund     Class II       0.00%
         ---------------------------- ----------- ---------------
         Taxable Bond Fund             Class II       3.44%
         ---------------------------- ----------- ---------------
         Tax-Exempt Bond Fund          Class II       3.29%
         ---------------------------- ----------- ---------------

The total return of a Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)n = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVD = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)n = ATVDR where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVDR = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.

Based on the foregoing, the average annual total return before taxes for the Pitcairn Predecessor Funds from inception through October 31, 2003 for the one, five and ten year periods were as follows:

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            (BEFORE TAXES)
                                        -------------------------------------------------------
                               CLASS        ONE YEAR          FIVE YEARS         TEN YEARS       SINCE INCEPTION
                             ---------- ------------------ ----------------- ------------------ ------------------
Diversified Value Fund(1)    Class II        23.43%               *                  *                1.89%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Select Value Fund(2)         Class II        25.48%               *                  *                2.06%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Diversified Growth Fund(3)   Class II        19.32%               *                  *               -18.04%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Select Growth Fund(4)        Class II        27.44%               *                  *               -14.09%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Small Cap Fund(5)            Class II        39.65%               *                  *               11.20%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Family Heritage Fund(6)      Class II        22.67%             3.81%              9.59%             10.05%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
International Equity
Fund(7)                      Class II        24.40%             -2.14%             1.36%              2.62%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Taxable Bond Fund(8)         Class II         7.44%             5.90%              6.12%              7.51%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Tax-Exempt Bond Fund(9)      Class II         4.96%             5.02%              5.23%              6.11%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------

*Not in operation during the period.
(1) Commenced operations 8/04/2000. (2) Commenced operations 8/11/2000. (3) Commenced operations 8/04/2000. (4) Commenced operations 8/11/2000.
(5) Commenced operations 8/25/2000; Investment strategy changed from small cap value to small cap core in August 2002
(6) Commenced operations 10/31/1989; Portfolio restructured as of 4/01/1996; Prior performance (with adjustment) as a Common Trust Fund is carried forward.
(7) Commenced operations 5/31/1993; Portfolio restructured as of 4/01/1999; Prior performance (with adjustment) as a Common Trust Fund is carried forward.
(8) Commenced operations 12/31/1988; Prior performance (with adjustment) as a Collective Trust Fund is carried forward.
(9) Commenced operations 8/31/1988; Portfolio restructured as of 1/01/1997; Prior performance (with adjustment) as a Common Trust Fund is carried forward.

Based on the foregoing, the average annual total return after taxes on distributions for the Pitcairn Predecessor Funds from inception through October 31, 2003 for the one, five and ten year periods were as follows:

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                    (AFTER TAXES ON DISTRIBUTIONS)
                                        -------------------------------------------------------
                               CLASS         ONE YEAR          FIVE YEARS         TEN YEARS       SINCE INCEPTION
                             ---------- ------------------ ------------------ ----------------- ------------------
Diversified Value Fund(1)    Class II        21.80%               *                  *                1.47%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Select Value Fund(2)         Class II        25.00%               *                  *                1.72%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Diversified Growth Fund(1)   Class II        19.32%               *                  *              -18.04%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Select Growth Fund(2)        Class II        27.44%               *                  *              -14.09%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Small Cap Fund(3)            Class II        39.63%               *                  *               10.97%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Family Heritage Fund(1)      Class II        22.67%               *                  *               -4.72%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
International Equity
Fund(1)                      Class II        24.27%               *                  *              -12.12%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Taxable Bond Fund(1)         Class II         5.65%               *                  *                5.79%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Tax-Exempt Bond Fund(2)      Class II         4.91%               *                  *                6.82%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------

*Not in operation during the period.
(1)  Commenced operations 8/04/2000.
(2)  Commenced operations 8/11/2000.
(3) Commenced operations 8/25/2000; Investment strategy changed from small cap value to small cap core in August 2002

Based on the foregoing, the average annual total return after taxes on distributions and redemptions for the Pitcairn Predecessor Funds from inception through October 31, 2003 for the one, five and ten year periods were as follows:

                                                     AVERAGE ANNUAL TOTAL RETURN
                                            (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)
                                        -------------------------------------------------------
                               CLASS        ONE YEAR          FIVE YEARS         TEN YEARS       SINCE INCEPTION
                             ---------- ------------------ ------------------ ----------------- ------------------
Diversified Value Fund(1)    Class II        14.51%               *                  *                 1.30%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Select Value Fund(2)         Class II        16.50%               *                  *                 1.48%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Diversified Growth Fund(1)   Class II        12.56%               *                  *               -13.72%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Select Growth Fund(2)        Class II        17.84%               *                  *               -10.86%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Small Cap Fund(3)            Class II        25.77%               *                  *                 9.02%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Family Heritage Fund(1)      Class II        14.73%               *                  *                -3.73%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
International Equity
Fund(1)                      Class II        15.94%               *                  *                -9.30%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Taxable Bond Fund(1)         Class II         4.79%               *                  *                 5.38%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Tax-Exempt Bond Fund(2)      Class II         4.71%               *                  *                 6.39%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------

*Not in operation during the period.
(1)  Commenced operations 8/04/2000.
(2)  Commenced operations 8/11/2000.
(3) Commenced operations 8/25/2000; Investment strategy changed from small cap value to small cap core in August 2002

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

The Funds' net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, CIMCO, Pitcairn, Sands Capital Management, Oecshle, TBCAM, Brandywine, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds of the Trust participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Fund's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectuses. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when CIMCO might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

For corporate investors in a Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

PORTFOLIO TRANSACTIONS

The Adviser and each Sub-Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser and each Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser and each Sub-Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Adviser and each Sub-Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Adviser and the Sub-Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser and each Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser and the Sub-Adviser under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Adviser and each Sub-Adviser, a Fund or other accounts managed by the Adviser and the Sub-Adviser will be benefited by supplemental research services, the Adviser and the Sub-Adviser are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser and each Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser or the Sub-Adviser will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers. However, CIMCO and each Sub-Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended October 31, 2001, 2002 and 2003, the Predecessor Funds portfolio turnover rates were as follows:

                                          PORTFOLIO TURNOVER RATE
                                        ----------------------------
                                          2001       2002      2003
                                        -------    -------    -------
Diversified Value Fund                   48.00%     26.00%     59.00%
Select Value Fund                       104.00%    110.00%    104.00%
Diversified Growth Fund                  37.00%     35.00%     70.00%
Select Growth Fund                       37.00%     24.00%     28.00%
Small Cap Fund                           96.00%     93.00%    149.00%
Family Heritage Fund                     37.00%     24.00%     12.00%
International Equity Fund                44.00%     69.00%    128.00%
Taxable Bond Fund                        54.00%     58.00%     24.00%
Tax-Exempt Bond Fund                     23.00%     14.00%     14.00%

* Not in operation during the period.

For the fiscal years ended October 31, 2001, 2002 and 2003, the Predecessor Funds paid the following brokerage commissions:

                                       TOTAL DOLLAR AMOUNT OF BROKERAGE
                                               COMMISSIONS PAID
                                      -------------------------------------
                                         2001         2002         2003
                                      ----------   ----------   -----------
Diversified Value Fund                $  231,135   $  127,589   $   292,000
Select Value Fund                     $  231,112   $  293,540   $   196,000
Diversified Growth Fund               $   87,387   $  130,780   $   194,000
Select Growth Fund                    $   42,248   $   22,896   $    21,000
Small Cap Fund                        $  242,696   $  296,065   $   449,000
Family Heritage Fund                  $   70,726   $   67,684   $    42,000
International Equity Fund             $  231,406   $  266,615   $   300,000
Taxable Bond Fund                            N/A          N/A           N/A
Tax-Exempt Bond Fund                         N/A          N/A           N/A

*Not in operation during the period.

The brokerage commissions paid by each Predecessor Fund to the Distributor for the fiscal years ended October 31, 2001, 2002 and 2003 were as follows:

                              TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                         PAID TO THE DISTRIBUTOR
                       --------------------------------------------------------
                              2001               2002                2003
                       ------------------ ------------------ ------------------

---------------------- ------------------ ------------------ ------------------

---------------------- ------------------ ------------------ ------------------

---------------------- ------------------ ------------------ ------------------

---------------------- ------------------ ------------------ ------------------

---------------------- ------------------ ------------------ ------------------

                          TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                     PAID TO THE DISTRIBUTOR
                      ----------------------------------------------------------
                             2001               2002                2003
                      ------------------ ------------------ --------------------

--------------------- ------------------ ------------------ --------------------

--------------------- ------------------ ------------------ --------------------

--------------------- ------------------ ------------------ --------------------

--------------------- ------------------ ------------------ --------------------

--------------------- ------------------ ------------------ --------------------

For the fiscal years ended October 31, 2001, 2002 and 2003, the percentage of each Predecessor Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the Distributor were as follows:

                                                          PERCENTAGE OF FUND
                                                         TRANSACTIONS INVOLVING
                           PERCENTAGE OF COMMISSIONS     COMMISSION PAYMENTS TO
                             PAID TO DISTRIBUTOR             DISTRIBUTOR
                        ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

----------------------- ------------------------------- -----------------------

The total amount of securities of Broker/Dealers held by each Predecessor Fund for the fiscal year ended October 31, 2003 were as follows:

                                                                   TOTAL AMOUNT OF
                                                                  SECURITIES HELD BY
            FUND                        NAME OF BROKER/DEALER            FUND                TYPE OF SECURITY
---------------------------------     -----------------------   --------------------   -----------------------
Diversified Value Fund                  Bear Stearns                  $ 2,197          Common Stock
---------------------------------     -----------------------   --------------------   -----------------------

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware business trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust. Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, each Sub-Adviser and Distributor have adopted

Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to CIMCO and its Sub-Adviser(s). Generally,, the Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. If a Fund does not have a Sub-Adviser, the Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record. Beginning in 2004, the Trust will be required to disclose annually each Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available upon request by calling 1-866-242-5743 or by writing to the Trust at Constellation Funds, P.O. Box 219520, Kansas City, MO 64105-9520. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

PTC is a Pennsylvania chartered trust company with principal offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. PTC is a wholly-owned subsidiary of Pitcairn Company, a Pennsylvania corporation, which in turn is a wholly-owned subsidiary of Pitcairn Group L. P., a Delaware limited partnership.

As of January 21, 2004, PTC, in its fiduciary and/or custodial capacity for trusts and other accounts holding Fund shares, is the record owner of all the outstanding shares of each Fund except the Select Growth Fund, and has or shares power to vote or dispose of these shares. In most cases, voting these Fund shares will require the consent of the other co-trustees (for a majority of shares, persons who are Pitcairn family members or directors of PTC). PTC is the record owner of all shares of the Select Growth Fund, except as shown in the table below.

Set forth below are the names and addresses of all other holders of Fund shares who as of January 21, 2004 owned of record or to the knowledge of the Funds, beneficially owned more than 5% of a Fund's then outstanding shares.

The shares of the Select Growth Fund owned by Charles Schwab & Co., Inc. were owned of record only. Shares of the Taxable Bond Fund owned by PTC were of record only as discretionary investment adviser for the Retirement Plan of PTC. The Trustees of the plan are Lawrence R. Bardfeld, Feodor U. Pitcairn and Stephen Pitcairn.

                                     NAME AND ADDRESS                     NUMBER OF        PERCENTAGE OF
       FUND                        OF BENEFICIAL OWNER                     SHARES          FUND'S SHARES
--------------------   -------------------------------------------   ------------------   ----------------
Select Growth Fund     Charles Schwab & Co, Inc. Special Custody        1,546,155.987         17.45%
                       Account for the Benefit of Customers
                       Attention: Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA 94104
--------------------   -------------------------------------------   ------------------   ----------------
Taxable Bond Fund      The Retirement Plan of Pitcairn Trust                  934,201         23.02%
                       Company
                       c/o Pitcairn Trust Company
                       165 Township Line Road
                       Jenkintown, PA 19046
--------------------   -------------------------------------------   ------------------   ----------------

The following individuals may be deemed to be beneficial owners of greater than 25% of the outstanding voting securities (limited partnership interests) in Pitcairn Group L. P. (the "Units") by virtue of sharing the power to vote or dispose of Units in their capacity as co-trustees. The address of the following individuals is c/o PTC, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046.

Dirk Junge, a Vice President and Trustee of the Trust, may be deemed to have or share the power to vote or dispose of approximately 30.83% of the Units by virtue of Units owned directly by Mr. Junge, his wife, and trusts for which he serves as Trustee or Co-Trustee and partnerships for which he serves as general partner. Mr. Junge is Chairman of PTC and Chairman and CEO of Pitcairn Company which is the general partner of Pitcairn Group L. P. Mr. Junge disclaims any beneficial interest other than in the Units owned directly by him and his spouse (approximately 0.38% of the Units).

Clark D. Pitcairn may be deemed to have or share the power to vote or dispose of approximately 39.69% of the Units by virtue of Units owned directly by Mr. Pitcairn, his minor children, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director and Senior Vice President of PTC and a Director of Pitcairn Company which is the general partner of Pitcairn Group L.
P. Clark D. Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his minor children (approximately 0.94% of the Units).

Stephen Pitcairn may be deemed to have or share the power to vote or dispose of approximately 31.60% of the Units by virtue of Units owned directly by Mr. Pitcairn, his wife, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director of PTC and Pitcairn Company which is the general partner of Pitcairn Group L. P. Stephen Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his wife (approximately 1.35% of the Units).

Members of the Pitcairn family serve (in various combinations) as co-trustee with PTC on trusts that are the beneficial owners of shares of the Funds. As co-trustees, these individuals share voting power and the power to dispose of Fund shares with PTC and, as such, each individual co-trustee may be deemed to be the beneficial owner of more than 5% of the shares of each Fund. A list of such co-trustees and the percentage of shares of each Fund held as trustee as of January 21, 2004 is as follows (there is duplicative reporting of shares due to the overlapping nature of the co-trustees):

                        Diversified    Select Value     Diversified      Select Growth     Small Cap Fund
                        Value Fund     Fund             Growth Fund      Fund
---------------------   ------------   --------------   --------------   ---------------   ----------------
Stephen Pitcairn           21.97%          14.88%           18.07%            9.55%            26.58%

Clark D. Pitcairn          27.54%          18.69%           25.62%           12.37%            26.52%

Dirk Junge                 16.70%          11.21%           15.71%            7.46%            16.87%

Lachlan Pitcairn           15.86%          10.76%           14.35%            7.05%            16.65%

Feodor U. Pitcairn         10.36%           6.95%            9.63%              --%            11.45%

Cameron C. Pitcairn         6.14%             --%              --%              --%             9.93%

M. Craig Pitcairn           5.54%             --%              --%              --%             6.12%

Duncan B. Pitcairn            --%             --%              --%              --%             5.54%

Laren Pitcairn                --%             --%              --%              --%             5.26%

                        International    Tax-Exempt Bond    Family Heritage    Taxable Bond Fund
                        Equity Fund      Fund               Fund
---------------------   --------------   ----------------   ----------------   -------------------
Stephen Pitcairn            19.21%            20.48%             20.67%              23.02%

Clark D. Pitcairn           22.48%            17.97%             24.86%                 --%

Dirk Junge                  15.04%             7.29%             15.28%                 --%

Lachlan Pitcairn            11.60%            11.33%             15.11%                 --%

Feodor U. Pitcairn          13.74%             5.50%              9.46%              23.34%

Cameron C. Pitcairn            --%             8.99%              6.22%                 --%

Certain clients of PTC may be the beneficial owners of more than 5% of the shares of a Fund held of record by PTC and for which PTC exercises discretionary authority. The Fund does not maintain records of indirect ownership.

Aside from Mr. Junge, whose ownership is described above, and as otherwise disclosed herein, Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Diversified Value Fund, the Diversified Growth Fund, the Small Cap Fund, the Family Heritage(R) Fund, the International Equity Fund and the Tax-Exempt Bond Fund. The Trustees and officers of the Trust, as a group, own approximately 1.70% of the outstanding shares of the Select Value Fund, 1.76% of the Select Growth Fund and 1.71% of the Taxable Bond Fund as of January 21, 2004.

With respect to Units of Pitcairn Group L. P., no single trust or account has beneficial ownership of 5% or more of the Units, except that there

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT AUDITORS

The Trust's independent registered public accounting firm, KPMG LLP, audit the Trust's annual financial statements. KPMG LLP is located at 1601 Market St., Philadelphia, PA 19103 and serves as independent registered public accounting firm to the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Predecessor Pitcairn Fund's Financial Statements for the fiscal year ended October 31, 2003, including the Report of Independent Accountants, are included in the Pitcairn Fund's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Pitcairn Fund's Annual Report may be obtained free of charge by calling the Constellation Funds at 1-866-242-5743 or by writing to the Constellation Funds, P.O. Box 219520, Kansas City, Missouri 64105-9520. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC's website http://www.sec.gov.

                      DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade

AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated `A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated `BB', `B', `CCC', `CC', and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rate `B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The `B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC The rating `CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC' rating.

C The rating `C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated `CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated `D' when the issue is in payment default, or the obligor has filed for bankruptcy. The `D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:

         Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B - [PROXY VOTING POLICIES]

                            PART C: OTHER INFORMATION

Item 23. Exhibits:

        (a)(1) Registrant's Agreement and Declaration of Trust dated October 25, 1993, is incorporated by reference to Exhibit a(1) of the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission ("SEC") on November 24, 1998.

        (a)(2) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993, is incorporated by reference to Exhibit a(2) of the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

        (a)(3) Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994, is incorporated by reference to Exhibit a(3) of the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

        (a)(4) Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997, incorporated by reference to Exhibit 1(d) of the Registrant's Registration Statement as filed with the SEC on December 16, 1997.

        (a)(5) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998, is incorporated by reference to Exhibit a(5) of the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

        (a)(6) Certificate of Amendment and Declaration of Trust dated December 10, 1998 is incorporated by reference to Exhibit a(6) of the Registrant's Post-Effective Amendment No. 10 as filed with the SEC on January 27, 1999.

        (a)(7) Certificate of Amendment to Agreement and Declaration of Trust dated March 24, 2004 is incorporated by reference to Exhibit
                (a)(7) of the Registrant's Post- Effective Amendment No. 18 as filed with the SEC on May 3, 2004..

        (b) By-Laws of the Trust are incorporated by reference to Exhibit b of the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

        (c)     Not applicable.

        (d)(1) Investment Advisory Agreement between the Registrant and Concentrated Capital Management, LP with respect to the Target Select Equity Fund, is incorporated by reference to the Registrant's Post-Effective Amendment No. 12 as filed with the SEC on August 9, 2000.

        (d)(2) Investment Advisory Agreement between the Registrant and Constellation Investment Management Company LP is filed herewith.

        (d)(3) Sub-Advisory Agreement between Constellation Investment Management Company LP and Turner Investment Partners, Inc. is incorporated by reference to Exhibit (d)(3) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (d)(4) Sub-Advisory Agreement between Constellation Investment Management Company LP and Clover Capital Management, Inc. is filed herewith.

        (d)(5) Sub-Advisory Agreement between Constellation Investment Management Company LP and Chartwell Investment Partners is incorporated by reference to Exhibit (d)(5) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (d)(6) Sub-Advisory Agreement between Constellation Investment Management Company LP and Hilliard-Lyons Asset Management is incorporated by reference to Exhibit (d)(6) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (d)(7) Amended Schedule A to the Sub-Advisory Agreement between Constellation Investment Management Company LP and Hilliard-Lyons Asset Management is incorporated by reference to Exhibit (d)(7) to the Registrant's Post-Effective Amendment No. 19 as filed with the SEC on July 20, 2004.

        (d)(8) Sub-Advisory Agreement between Constellation Investment Management Company LP and Pitcairn Investment Management, is filed herewith.

        (d)(9) Sub-Advisory Agreement between Constellation Investment Management Company LP and Oechsle International Advisors, LLC, is filed herewith.

        (d)(10) Sub-Advisory Agreement between Constellation Investment Management Company LP and The Boston Company Asset Management, LLC, is filed herewith.

        (d)(11) Sub-Advisory Agreement between Constellation Investment Management Company LP and Brandywine Asset Management, LLC, is filed herewith.

        (d)(12) Sub-Advisory Agreement between Constellation Investment Management Company LP and Sands Capital Management, Inc., is filed herewith.

        (e)(1) Underwriting Agreement is incorporated by reference to Exhibit 6(a) of the Registrant's Post-Effective Amendment No. 3 as filed with the SEC on June 28, 1996.

        (e)(2) Distribution Agreement between the Registrant and Constellation Investment Distributors, Inc., is incorporated by reference to Exhibit (e)(2) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (f)     Not applicable.

        (g) Custodian Agreement between the Registrant and PFPC Trust Company, is incorporated by reference to Exhibit (g) to the Registrant's Post-Effective Amendment as filed with the SEC on January 28, 2003.

        (h)(1) Administrative Services Contract, is incorporated by reference to Exhibit 9(a) of the Registrant's Post-Effective Amendment No. 3 as filed with the SEC on June 28, 1996.

        (h)(2) Services Agreement, is incorporated by reference to Exhibit 9(b) of the Registrant's Post-Effective Amendment No. 3 as filed with the SEC on June 28, 1996.

        (h)(3) Administration Agreement between the Registrant and Constellation Investment Management Company LP is incorporated by reference to Exhibit (h)(3) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (h)(4) Sub-Administration Agreement between the Constellation Investment Management Company and SEI Global Funds is incorporated by reference to Exhibit (h)(4) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (h)(5) Transfer Agency Agreement between the Registrant and DST Systems, Inc., is incorporated by reference to the Registrant's Post-Effective Amendment No. 7 as filed with the SEC on October 1, 1998.

        (h)(5) Shareholder Service Plan with respect to the Class A and Class C shares is incorporated by reference to the Registrant's Post-Effective Amendment No. 12 as filed with the SEC on August 9, 2000.

        (h)(6) Fee Waiver Agreement between the Registrant and Constellation Investment Management Company LP dated March 5, 2004 is incorporated by reference to Exhibit (h)(6) to the Registrant's Post-Effective Amendment No. 18 as filed with the SEC on May 3, 2004.

        (h)(7) Fee Waiver Agreement between the Registrant and Constellation Investment Management Company LP dated June 14, 2004, with respect to the Pitcairn Funds, is filed herewith.

        (i) Opinion and Consent of Counsel is incorporated by reference to the Registrant's Post-Effective Amendment No. 16 as filed with the SEC on January 27, 2004.

        (j)(1) Consent of Independent Auditors (Ernst & Young) is incorporated by reference to Exhibit (j) of the Registrant's Post-Effective Amendment No. 18 as filed with the SEC on May 3, 2004.

        (j)(2) Consent of Independent Auditors (Deloitte & Touche) is incorporated by reference to Exhibit (j)(2) of the Registrant's Post-Effective Amendment No. 20 as filed with the SEC on July 20, 2004.

        (j)(3) Consent of Independent Auditors (PricewaterhouseCoopers LLC) is filed herewith.

        (k)     Not applicable.

        (l)     Not applicable.

        (m) Distribution Plan with respect to the Class II Shares is incorporated by reference to Exhibit (m) to the Registrant's Post-Effective Amendment No. 18 as filed with the SEC on May 3, 2004.

        (n)     Not applicable.

        (o)     Amended Rule 18f-3 Plan is incorporated by reference to Exhibit
                (o) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (p)(1) Code of Ethics for the Registrant is incorporated by reference to the Registrant's Post-Effective Amendment No. 12 as filed with the SEC on August 9, 2000.

        (p)(2) Code of Ethics for Constellation Investment Management Company LP is incorporated by reference to Exhibit (p)(2) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (p)(3) Code of Ethics for Turner Investment Partners, Inc. is incorporated by reference to Exhibit (p)(3) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (p)(4) Code of Ethics for Clover Capital Management, Inc. is incorporated by reference to Exhibit (p)(4) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (p)(5) Code of Ethics for Chartwell Investment Partners is incorporated by reference to Exhibit (p)(5) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (p)(6) Code of Ethics for Constellation Investment Distributors, Inc., is incorporated by reference to Exhibit (p)(6) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (p)(7) Code of Ethics for Hilliard-Lyons Asset Management is incorporated by reference to Exhibit (p)(7) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (p)(8) Code of Ethics for Pitcairn Investment Management, is filed herewith.

        (p)(9) Code of Ethics for Oeschle International Advisors, LLC, is filed herewith.

        (p)(10) Code of Ethics for The Boston Company Asset Management, LLC, is filed herewith.

        (p)(11) Code of Ethics for Brandywine Asset Management, LLC, is filed herewith.

        (p)(12) Code of Ethics for Sands Capital Management, is filed herewith.

        (q)(1) Powers of Attorney for Alfred C. Salvato, Ronald W. Filante, John H. Grady and Peter Golden is incorporated by reference to Exhibit (q) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

        (q)(2) Power of Attorney for Janet F. Sansone, is incorporated by reference to Exhibit (q)(2) of the Registrant's Post-Effective Amendment No. 19 as filed with the SEC on May 17, 2004.

Item 24. Persons Controlled by or Under Common Control with Registrant:

                  See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

Item 25. Indemnification:

                  Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

                  Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser:

ADVISERS

Constellation Investment Management Company LP

Constellation Investment Management Company LP ("CIMCO") is investment adviser for the Target Select Equity Fund, Large Cap Growth Opportunities Fund, Financial Services Fund, Tax Managed U.S. Equity Fund, Small Cap Value Opportunities Fund, Small Cap Equity Fund, Large Cap Value Fund, Midcap Value Fund, Small Cap Value Fund, Core Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, High Yield Fund, Strategic Value and High Income Fund, Pitcairn Diversified Value, Pitcairn Select Value, Pitcairn Diversified Growth, Pitcairn Small Cap, Pitcairn Family Heritage(R), Pitcairn Taxable Bond, Pitcairn Tax-Exempt Bond and HLAM Quality Growth Funds. The principal address for CIMCO is 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. CIMCO is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH                                               POSITION WITH OTHER
COMPANY                       OTHER COMPANY                          COMPANY
--------------------------    -----------------------------------    -------------------------------
Gregory J. Berlacher          Emerging Growth Equities, Ltd.         CEO
Owner, President

Mark D. Turner                Turner Investment Partners, Inc.       Vice Chairman, Senior Portfolio
Owner of Turner Investment                                           Manager
Partners,Inc.

Robert E. Turner, Jr.         Turner Investment Partners, Inc.       Chairman, Chief Investment
Owner of Turner Investment                                           Officer-Growth Equities
Partners, Inc.

Stephen J. Kneeley            Turner Investment Partners, Inc.       President
Owner of Turner Investment
Partners,Inc.

Peter James Moran, III        Turner Investment Partners, Inc.       Director of Intermediary and
Managing Director                                                    Mutual Funds

Edward G. Clark               --
Limited Partner

Stephen C. Marcus             Emerging Growth Equities, Ltd.         Chairman
Limited Partner

Turner Investment Partners, Inc.
Turner Investment Partners, Inc. ("Turner") is the investment sub-adviser for the Target Select Equity Fund, Large Cap Growth Opportunities Fund, Financial Services Fund, Tax Managed U.S. Equity Fund, Small Cap Value Opportunities Fund and Small Cap Equity Fund. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act.

   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
   COMPANY                    OTHER COMPANY                          COMPANY
   -----------------------    ------------------------------------   -------------------------------
Stephen  J. Kneeley           Turner Investment Distributors, Inc.   Director
President
                              Westlakes Institutional Portfolios     President

                              Turner Funds                           President

                              ACP Strategic Opportunities Fund II,   President
                              LLC

                              ACP Continuum Return Fund II, LLC      President

                              Turner Investment Management, LLC      Managing Member & Chairman

John H. Grady, Jr.,           Turner Investment Distributors, Inc.   President & General Counsel
General Counsel -
Chief Legal Officer;          Ascendant Capital Partners, LLC        Managing Member & Chairman
Secretary
                              ACP Strategic Opportunities Fund II,   Executive Vice President &
                              LLC                                    Chief Operating Officer

                              ACP Continuum Return Fund II, LLC      Executive Vice President &
                                                                     Chief Operating Officer

                              Turner Investment Management, LLC      Managing Member & Chief
                                                                     Operating Officer

                              Westlakes Institutional Portfolios     Executive Vice President &
                                                                     Chief Operating Officer

                              Turner Funds                           Executive Vice President

Michael R. Thompson                          --                                   --
Marketing Director,
Assistant Secretary

Thomas R. Trala               Turner Investment Distributors, Inc.   Chief Financial Officer
CFO, Treasurer
                              Ascendant Capital Partners, Inc.       Managing Member & Chief
                                                                     FinancialOfficer

                              ACP Strategic Opportunities Fund II,   Treasurer & Chief Financial
                              LLC                                    Officer

                              ACP Continuum Return Fund II, LLC      Treasurer & Chief Financial
                                                                     Officer

                              Turner Investment Management, LLC      Managing Member & Treasurer

                              Westlakes Institutional Portfolios     Treasurer & Chief Financial
                                                                     Officer

Mark D. Turner
Vice Chairman, Senior         None                                   None
Portfolio Manager

Robert E. Turner, Jr.         Episcopal Academy                      Trustee
Chairman, Chief Investment    Merion, PA
Officer - Growth Equities
                              Bradley University                     Trustee
                              Peoria, IL

                              Turner Funds                           Trustee

                              Westlakes Institutional Portfolios     Trustee

                              ACP Strategic Opportunities Fund II,   Director
                              LLC

                              ACP Continuum Return Fund II, LLC      Director

Roger Early
Chief Investment Officer      None                                   None
- Fixed Income

Clover Capital Management, Inc.

Clover Capital Management, Inc. ("Clover") is the investment sub-adviser for the Large Cap Value, Core Value, Small Cap Value and Core Fixed Income Funds. The principal address of Clover is 11 Tobey Village Office Park, Pittsford, NY 14534. Clover is an investment adviser registered under the Advisors Act.

   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
    COMPANY                              OTHER COMPANY                COMPANY
   -----------------------    -----------------------------------    -------------------------------
James G. Gould                WealthNet LLC                          President, Director
Director & President

Richard J. Huxley             None                                   None
Director of Fixed Income

Geoffrey H. Rosenberger       None                                   None
Managing Director, Exec VP,
Treasurer & Secretary

Stephen Carl                  None                                   None
Chief Operating Officer
and General Counsel

Chartwell Investment Partners

Chartwell Investment Partners ("Chartwell") is the investment sub-adviser for the Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and High Yield Fund. The principal address of Chartwell is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312 Chartwell is an investment adviser registered under the Advisors Act.

   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
    COMPANY                              OTHER COMPANY               COMPANY
   -----------------------    -----------------------------------    -------------------------------
Michael J. McCloskey
Managing Partner, Director
of Client Services &
Marketing

Kevin A.
Melich
Managing Partner/Portfolio
Manager

Bernard P. Schaffer
Managing Partner/Portfolio
Manager
Edward N. Antoian             Zeke, L.P.                             General Partner
Managing Partner/Portfolio
Manager

Timothy J. Riddle
Managing Partner/Chief
Operating Officer
David C. Dalrymple
Managing Partner/Portfolio
Manager

Winthrop S. Jessup
Managing Partner, President

Harold A. Ofstie
Managing Partner/Portfolio
Manager

Michael D. Jones
Managing Partner/Portfolio
Manager
Leslie M. Varrelman
Partner, Director of Fixed
Income
Michael T. Kennedy            Bobcat Partners                        Indirect Limited Partner

John P. McNiff                Bobcat Partners                        Indirect Limited Partner
George H. Burwell
Partner, Portolio Manager
G. Gregory Hagar
Partner, CFO

Bobcat Partners               Maverick Partners                      General Partner

Michael J. Nalevanko
Partner, Head Trader
Babak Zenouzi
Partner, Portfolio Manager

Maria E. Pollack
Partner, Director of Client
Administration

Pitcairn Investment Management

Pitcairn Investment Management ("Pitcairn") is the investment sub-adviser for the Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small

Cap, Constellation Pitcairn Family Heritage(R), Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds. The principal address of Pitcairn is One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. Pitcairn is an investment adviser registered under the Advisors Act.

   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
    COMPANY                              OTHER COMPANY               COMPANY
   -----------------------    -----------------------------------    -------------------------------
Feodor U. Pitcairn
Director
James L. Kermes
Director
Jerry D. Sullivan
Director

Brandywine Asset Management, LLC

Brandywine Asset Maangement, LLC ("Brandywine") is an investment sub-adviser for the Consetllation International Equity Fund. The principal address of Brandywine is 3 Christiana Centre, Suite 1200 201 N. Walnut St,Wilmington, DE 19801. Brandywine is an investment adviser registered under the Advisers Act.

   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
    COMPANY                              OTHER COMPANY               COMPANY
   -----------------------    -----------------------------------    -------------------------------
Thomas C. Merchant            Legg-Mason Wood Walker, Incorpoated    Vice President, Deputy General
Assistant Secretary.                                                 Counsel and Assistant Secretary

                              Legg Mason Funding Corp                Vice President and Secretary

                              Legg Mason, Inc.                       Assistant Secretary and Deputy
                                                                     General Counsel

                              Legg-Mason Focus Capita, Inc.          Assistant Secretary

                              Legg Mason LM Tower                    Assistant Secretary

                              Legg Mason Fund Services Inc.          Assistant Secretary

                              Legg Mason Realty Group, Inc.          Assistant Secretary

                              Legg Mason Realty Capital, Inc.        Assistant Secretary

                              Legg Mason Mortgage Capital            Assistant Secretary
                              Corporation

                              Legg Mason Real Estate Securities      Assistant Secretary
                              Advisors, Inc.

                              Legg Mason Capital Management, Inc.    Secretary

                              Legg Mason Funds Management, Inc.      Secretary

                              Legg Mason Commercial Real Estate      Secretary
                              Service, Inc.

                              Legg Mason Merchant Banking, Inc.      Secretary

                              Legg Mason Properties, Inc.            Secretary

                              Legg Mason Real Estate Investors,      Secretary
                              Inc.

Robert F. Price               Legg Mason, Inc.                       Vice President, General Counsel
Secretary                                                            and Secretary

                              Legg Mason Wood Walker,                Senior Vice President and Secretary
                              Incorporated

                              Legg Mason Focus Capital, Inc.         Secretary

                              Legg Mason Real estate Services,       Secretary
                              Inc.

                              Legg Mason LM Tower                    Secretary

                              Legg Mason Financial Services, Inc.    Secretary

                              Legg Mason Mortgage Capital            Secretary
                              Corporation

                              Legg Mason Realty Group, Inc.          Secretary

                              Legg Mason Realty Capital, Inc.        Secretary

Edward A. Taber III           Legg Mason Inc.                        Senior Executive Vice President and
Manager                                                              Head of Institutional Asset
                                                                     Management

                              Legg Mason Asset Management (Asia)     Director
                              Pte. Ltd

                              Legg Mason Capital Management          Director

                              Legg Mason Fund Advisors, Inc.         Director

                              Legg Mason Real Estate Investors,      Director
                              Inc.

                              Legg Mason Canada                      Director

                              Western Asset Management Company       Director
                              Limited

Sands Capital Management, Inc.

Sands Capital Management, Inc. ("Sands Capital") is a sub-adviser for the Constellation Sands Select Growth Fund. The principal business address of Sands Capital is 1100 Wilson Blvd., Suite 3050, Arlington, VA 2209. Sands Capital is an investment adviser registered under the Advisers Act.

   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
    COMPANY                              OTHER COMPANY               COMPANY
   -----------------------    -----------------------------------    -------------------------------
Frank M. Sands, Sr. CFA
President, Chief
Investment Officer,
Director

William L. Johnson
Senior Vice President,
Treasurer

Marjorie R. Sands
Director

Robert C. Puff, Jr.
Director

Oechsle International Advisors, LLC

Oechsle International Advisors LLC ("Oechsle") is a sub-adviser for the Constellation International Equity Fund. The principal business address of Oechsle is One International Place, 23rd Floor, Boston, Massachusetts 02110. Oechsle is an investment adviser registered under the Advisers Act.

   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
    COMPANY                              OTHER COMPANY               COMPANY
   -----------------------    -----------------------------------    -------------------------------
Singleton Dewey Keesler
CIO and Managing Principal

Stephen P. Langer
Executive Managing
Principal/Director of
Marketing

Lawrence Sean Roche
COO and Managing Principal

Warren Walker                 Oechsle International Advisors, Ltd.   Portfolio Manager
Executive Managing
Principal

Steven Henry Schaefer         Oechsle International Advisors, Ltd.   Managing Director
Managing Principal

Paula Nicole Drake
General Counsel/Principal

Martin G. Dyer
Director of Compliance

Steven James Butters
Marketing Officer

Kathleen Mary Harris
Principal/Portfolio
Manager

John G. Power, III
Senior Vice President

James P. MacMillan
Principal, Marketing and
Client Service

The Boston Company Asset Management, LLC

The Boston Company Asset Management, LLC ("The Boston Company") is a sub-adviser for the Constellation International Equity Fund. The principal business address of The Boston Company is One Boston Place, Boston, MA 02108-4402. The Boston Company is a registered investment adviser under the Advisers Act.

   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
    COMPANY                   OTHER COMPANY                          COMPANY
   -----------------------    -----------------------------------    -------------------------------
Francis D. Antin              Mellon Growth Advisors LLC             President, CEO
Chief Executive Officer,
Director

                              Boston Safe Deposit and Trust          Senior Vice President
                              Company

                              TBCAM Holdings, LLC                    Director

Corey Griffin                 Boston Safe Deposit and Trust          Senior Vice President
CEO, Director                 Company

                              TBCAM Holdings, LCC                    Director
                              The Boston Company Asset               President and CEO
                              Management, LLC

Stephen Canter                Dreyfus Corporation                    CEO, COO, Chairman of the Board
Director
                              Dreyfus Trust Company                  Director, Chairman, President, CEO

                              Newton Management Limited              Director

                              Franklin Portfolio Associates, LLC     Director

                              Franklin Portfolio Holdings, Inc.      Director

                              TBCAM Holdings, LCC                    Director

                              Mellon Capital Management Corp         Director

                              Mellon Growth Advisers                 Member of Board of Managers

                              Mellon Financial Corp                  Vice Chairman

                              Mellon Equity Associates, LLP          Executive Committee

                              Mellon Bond Associates, LLP            Executive Committee

                              Founders Asset Management, LLC         Member of Board of Managers

John Nagoniak                 Franklin Portfolio Holdings, LLC       Director
Director
                              Mellon Equity Associates, LLP          Director

                              Mellon Bond Associates, LLP            Director

                              Certus Asset Advisors Corporation      Director

                              TBCAM Holdings LLC                     Director

                              Mellon Capital Management Corp.        Director

                              Newton Investment Management           Director
                              Limited

                              Standish Mellon Asset Management       Director
                              LLC

                              Standish Mellon Asset Management       Member of Board of Managers
                              Holdings LLC

Ronald O'Hanley               Mellon Financial Corporation           Vice Chairman
Director
                              Mellon Growth Advisors                 Director

                              Newton Asset Management                Director

                              Mellon Capital Management              Director

                              Standish Mellon Asset Management       Director
                              LLC

                              Certus Advisors                        Director

                              Prime Advisors                         Director

                              Franklin Portfolio Associates          Director

                              Mellon Bond Associates, LLP            Director

                              Mellon Equity Associates, LLP          Director

                              TBCAM Holdings LLC                     Director

                              Mellon Global Investments              Director

Peter Higgins                 TBCAM Holdings, LLC                    Director
Director
                              Boston Safe Deposit and Trust          Vice President
                              Company

                              The Dreyfus Corproation                Portfolio Manager

David K. Henry                Boston Safe Deposit and Trust          Senior Vice President
Senior Vice President         Company

                              The Dreyfus Corporation                Portfolio Manager

                              The Boston Company Asset               Senior Vice President
                              Management, LLC

Carolyn Kedersha              The Dreyfus Corporation                Portfolio Manager
Senior Vice President
                              The Boston Company Asset               Senior Vice President
                              Management, LLC

Hilliard-Lyons Asset Management

Hilliard-Lyons Asset Management ("HLAM") serves as sub-adviser for the Constellation HLAM Large Cap Value Fund and the Constellation HLAM Large Cap Quality Growth Fund. The principal business address for HLAM is Hilliard Lyons Center, 501 South Fourth Street, Louisville, KY 40202. HLAM is a registered investment adviser under the Advisers Act.

   NAME AND POSITION WITH                                            CONNECTION WITH OTHER
    COMPANY                   OTHER COMPANY                          COMPANY
   -----------------------    -----------------------------------    -------------------------------
James M. Rodgers
Executive Vice President,
Chief Operating Officer
and Director

James R. Allen
Chairman and Chief
Executive Officer

Thomas K. Whitford
Director, Executive Vice
President and Chief Risk
Officer

Raul J. Moretti
Executive Vice President
and Chief Financial
Officer

Kenneth L. Wagner
Senior Vice President and
Secretary

William S. Demchak            Black Rock, Inc.                       Director
Director, Vice Chairman
and Chief Finance Officer

Joseph C. Guyaux              DQE                                    Director
Director, President

Joan L. Gulley
Director, Chief Executive
Officer

John R. Bugh
Executive Vice President
and Director of Branch
Administration

Carmella R. Miller
Director, Executive Vice
President, and Chief
Administrative Officer

Michael N. Harreld
Director, Regional
President

Item 27

Not applicable

Item 28.  Location of Accounts and Records.

        Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

        (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
        (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

                  PFPC Trust Company
                  8800  Tinicum Blvd, 3rd Flr
                  Philadelphia, PA 19153
                  Philadelphia, Pennsylvania  19101

        (b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);
        (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's
        Administrator: and Sub-Administrator

                  Turner Investment Partners, Inc.
                  1205 Westlakes Drive, Suite 100
                  Berwyn, Pennsylvania 19312

                  SEI Investments Mutual Funds Services
                  One Freedom Valley Drive
                  Oaks, Pennsylvania, 19456

        (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
        the required books and records are maintained at the principal offices of the Registrant's Advisers:

                  Turner Investment Partners, Inc.
                  1205 Westlakes Drive, Suite 100
                  Berwyn, Pennsylvania  19312

                  Constellation Investment Management Company LP
                  1205 Westlakes Drive, Suite 280
                  Berwyn, Pennsylvania  19312

                  Clover Capital Management, Inc.
                  11 Tobey Village Office Park
                  Pittsford, NY 14534

                  Chartwell Investment Partners
                  1235 Westlakes Drive Suite 400
                  Berwyn, PA 19312

                  Pitcairn Investment Management
                  One Pitcairn Place, Suite 3000
                  165 Township Line Road,
                  Jenkintown, PA 19046

                  Oechsle International Advisors, LLC
                  One International Place, 23rd Floor
                  Boston, MA 02110

                  The Boston Company Asset Management, LLC
                  Mellon Financial Center
                  One Boston Place
                  Boston, MA 02108

                  Brandywine Asset Management, LLC
                  3 Christiana Centre, Suite 1200
                  201 N. Walnut St
                  Wilmington, DE 19801

                  Sands Capital Management, Inc.
                  1100 Wilson Blvd, Suite 3050
                  Arlington, VA 22209

                  Hilliard Lyons Asset Management
                  Hilliard Lyons Center
                  501 South Fourth Street
                  Louisville, KY 40202

Item 29.  Management Services: None

Item 30.  Undertakings: None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirement for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 21 to Registration Statement No. 33-70958 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Berwyn, Commonwealth of Pennsylvania on the 6th day of August, 2004.

                                     CONSTELLATION FUNDS

                                     By:  /s/ John H. Grady
                                          -----------------
                                          John H. Grady
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        *                     Trustee                    August 6, 2004
-----------------------
Alfred C. Salvato

        *                     Trustee                    August 6, 2004
-----------------------
Ronald W. Filante

       *                       Trustee                   August 6, 2004
-----------------------
Janet F. Sansone

/s/ John H. Grady             Trustee and                August 6, 2004
-----------------------       President
John H. Grady

       *                      Controller and             August 6, 2004
-----------------------       Chief Financial
Peter Golden                  Officer

* By: /s/ John H. Grady
      -----------------
      John H. Grady
      Attorney-in-Fact (Pursuant to Power of Attorney

                                      xviii

                                  EXHIBIT INDEX

Name                                                             Exhibit Number
-------------------------------------------------------------------------------

Investment Advisory Agreement between                            EX-99.B(d)(2)
the Registrant and Constellation Investment
Management Company LP

Investment Sub-Advisory Agreement between                        EX-99.B(d)(4)
Constellation Investment Management Company LP and Clover
Capital Management, Inc.

Investment Sub-Advisory Agreement between                        EX-99.B(d)(8)
Constellation Investment Management Company LP and
Pitcairn Investment Management

Investment Sub-Advisory Agreement between                        EX-99.B(d)(9)
Constellation Investment Management Company LP and
Oechsle International advisors, LLC

Investment Sub-Advisory Agreement between                        EX-99.B(d)(10)
Constellation Investment Management Company LP and
The Boston Company Asset Management, LLC

Investment Sub-Advisory Agreement between                        EX-99.B(d)(11)
Constellation Investment Management Company LP and
Brandywine Asset Management, LLC

Investment Sub-Advisory Agreement between                        EX-99.B(d)(12)
Constellation Investment Management Company LP and Sands
Capital Management, Inc.

Fee Waiver Agreement between the Registrant and                  EX-99.B(h)(5)
Constellation Investment Management Company LP

Consent of Independent Auditors (PricewaterhouseCoopers)         EX-99.B(j)(3)

Code of Ethics for Pitcairn Investment Management                EX-99.B(p)(8)

Code of Ethics for Oeschle International Advisors, LLC           EX-99.B(p)(9)

Code of Ethics for The Boston Company Asset Management, LLC      EX-99.B(p)(10)

Code of Ethics for Brandywine Asset Management, LLC              EX-99.B(p)(11)

Code of Ethics for Sands Capital Management                      EX-99.B(p)(12)

                                       xix